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OFFICE DEPOT, INC.
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STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
STARBOARD VALUE AND OPPORTUNITY S LLC
STARBOARD VALUE LP
STARBOARD VALUE GP LLC
STARBOARD PRINCIPAL CO LP
STARBOARD PRINCIPAL CO GP LLC
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STARBOARD VALUE®

TRANSFORMING OFFICE DEPOT

A PLAN FOR RENEWAL AND REINVIGORATION

August 2, 2013

DISCLAIMER

General Considerations

This presentation is for general informational purposes only, is not complete and does not constitute an agreement, offer, a solicitation of an offer, or any advice or recommendation to enter into or conclude any transaction or confirmation thereof. This presentation should not be construed as legal, tax, investment, financial or other advice. It does not have regard to the specific investment objective, financial situation, suitability, or the particular need of any specific person who may receive this presentation, and should not be taken as advice on the merits of any investment decision. The views expressed in this presentation represent the opinions of Starboard Value LP and the funds it manages (collectively, "Starboard Value") and the nationally-recognized restructuring firm Starboard Value has engaged to assist in the development of this presentation. The views expressed herein are based on publicly available information with respect to Office Depot, Inc. (the "Issuer") and the other companies referred to herein. Starboard Value recognizes that there may be confidential information in the possession of the companies discussed in this presentation that could lead such companies to disagree with Starboard Value's conclusions. Certain financial information and data used herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Starboard Value has not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. There is no assurance or guarantee with respect to the prices at which any securities of the Issuer will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections, pro forma information and potential impact of the analyses set forth herein are based on assumptions that Starboard Value and its consultants believe to be reasonable as of the date of this presentation, but there can be no assurance or guarantee that actual results or performance of the Issuer will not differ, and such differences may be material. This presentation does not recommend the purchase or sale of any security. Starboard Value reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Starboard Value disclaims any obligation to update the data, information or opinions contained in this presentation.

Forward-Looking Statements

This presentation contains forward-looking statements. All statements contained in this presentation that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this presentation that are not historical facts are based on current expectations, speak only as of the date of this presentation or any such earlier date referenced in the presentation and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. In light of the significant uncertainties inherent in the projected results and forward-looking statements included in this presentation, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and plans expressed or implied by such projected results and forward-looking statements will be achieved.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security.

INTRODUCTION

- Starboard Value is the largest shareholder of Office Depot, owning approximately 14.6% of the outstanding shares of the Company
- We have engaged one of the world's leading restructuring and turnaround firms
- Along with this leading restructuring firm, and our director nominees, we have spent the last nine months developing a detailed plan to significantly improve the operating performance and value of Office Depot
- We have assembled a team of extremely talented former retail operators who are ready, willing and able to tackle each opportunity in this presentation
- We have a high degree of confidence that our team can extract substantial operational value that will accrue to Office Depot shareholders

TABLE OF CONTENTS

REAL CHANGE IS REQUIRED AT OFFICE DEPOT

REAL CHANGE IS REQUIRED AT OFFICE DEPOT

The situation is serious - Office Depot is losing its customers, relevancy, and viability as an Office Products and Services retailer

The Problem


Consumer & Small Business Loyalty[1]
Office DEPOT
Transaction Value[2]
Customer Traffic[2]

The Answer

We have a Winning Plan:

- **Our Plan is Balanced**
  - ✓ Topline Growth
  - ✓ Efficiency & Effectiveness
- **Our Plan is Urgent**
  - ✓ 100 Day Recovery Plan
  - ✓ Improvements in 12 Months
- **Our Plan is Deliberate**
  - ✓ Competitive Repositioning
  - ✓ New Services and Categories
  - ✓ New Investments

Notes:

1) Survey results (Net Promoter Score) of 2,014 consumer, small & medium business office supply customers, conducted by an independent survey organization from December 19th through December 26th, 2012; SMB: Services- ODP(9%) v. SPLS (30%), Supplies – ODP(15%) v. SPLS(40%), Equipment- ODP(15%) v. SPLS(40%); Consumer: Services – ODP(19%) v. SPLS(43%), Supplies – ODP(37%) v. SPLS(39%), Equipment- ODP(24%) v. SPLS(38%)

2) ODP SEC Form 10Q (05/01/2012): "Average order value was slightly negative and customer transaction counts declined approximately 5% compared to the same period last year."
ODP SEC Form 10Q (8/07/2012): "Average order value was slightly negative in the second quarter and customer transaction counts declined approximately 3% compared to the same period last year."
ODP SEC Form 10Q (11/06/2012): "Average order value was slightly negative in the third quarter and customer transaction counts declined approximately 4% compared to the same period last year."
Q4 2012 ODP Earnings Summary (2/20/2013): "Average order value was relatively flat in the fourth quarter and customer transaction counts declined approximately 5% compared to the same period last year."

REAL CHANGE IS REQUIRED AT OFFICE DEPOT

Under ODP's existing leadership, shareholder value has been destroyed and market share continues to be lost to competitors

Headlines

- Destroyed $9.3B (86%) in enterprise value since 2006
- 7% average decline in comps per year since 2007
- Losing North American market share to Staples: ODP Change in Market Share: -4% vs. Staples +6%
- Trailing Staples by a factor of 2.5x in customer loyalty across Supplies, Equipment and Business Services
- Responsible for significant strategic and operational failures

Market Share

Historical North American Retail Market Share Office Depot vs. Staples and OfficeMax[1]



40%
30%
20%
10%
0%
Market Share
SPLS: Gained 6% Market Share
Market Share Gap
ODP: Lost 4% Market Share
OMX: Lost 3 % Market Share
2007
2008
2009
2010
2011
2012
Office Depot
Staples
Office Max

Short and intermediate term headwinds remain strong and will require transformational leadership and innovative solutions

Notes:
1) Source: IBISWorld report

REAL CHANGE IS REQUIRED AT OFFICE DEPOT

Since 2006, ODP has destroyed $9.3B (86%) in Enterprise value[1] - Deeper and faster than either competitor

ODP Enterprise Value[2] *($ in billions)*


Memo:
Closing Stock Price
Enterprise Value ($B)
$12
$10
$8
$6
$4
$2
$-
38.17
13.91
2.98
6.45
5.40
2.15
3.28
$9.3B (86%) Decline
2006
2007
2008
2009
2010
2011
2012

SPLS Enterprise Value[2] *($ in billions)*


Memo:
Closing Stock Price
Enterprise Value ($B)
$20
$15
$10
$5
$-
26.70
20.74
16.34
22.78
21.45
13.43
11.40
$6.4B (39%) Decline
2006
2007
2008
2009
2010
2011
2012

OMX Enterprise Value[2] *($ in billions)*


Memo:
Closing Stock Price
Enterprise value ($B)
$6
$5
$4
$3
$2
$1
$-
49.65
20.66
7.64
12.69
17.70
4.54
9.76
$3.6B (72%) Decline
2006
2007
2008
2009
2010
2011
2012

Enterprise Value[2] Comparison *($ in billions)*


ODP
SPLS
OMX
Enterprise Value ($B)
$20
$16
$12
$8
$4
$-
2006
2007
2008
2009
2010
2011
2012

Notes:
1) As of 12/31/2012
2) Enterprise Value = Market Cap + Debt + Preferred Stock – Cash and Cash Equivalents
3) Source: marketcapchart.org, Yahoo Finance and Company 10-K SEC Filings

WEAK HISTORICAL OPERATIONAL PERFORMANCE

Since 2007, Office Depot's retail comp sales and sales per square foot have declined dramatically

North American Retail Comp Sales % Change



0%
-1%
-2%
-3%
-4%
-5%
-6%
-5.0%
-5.0%
2007
2012

North American Retail Sales $ Per Sq Ft (1)



$280
$250
$220
$190
$160
$130
$100
$254
-$79 / sqft (1)
$175
2007
2012

Notes:
1) 2007 Sales Per Sq Ft is adjusted for inflation to 2012 Dollars (source: http://www.bls.gov/data/inflation_calculator.htm)
2) Source: Company 10-K SEC Filings

STARBOARD VALUE

WEAK HISTORICAL FINANCIAL PERFORMANCE

Despite a massive revenue decline of $4.8 billion from 2007 to 2012, total G&A expense has actually increased, causing G&A expense as a percentage of revenue to increase from 4.2% to 6.3% and Adj. EBITDA margins to decline from 5.3% to 3.1% over this same time period

Total Company Revenue *($ in millions)*


$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$15,528
-$4.8 Billion
$10,696
2007
2012

Total Company G&A Expenses[(1)] *($ in millions)*


$680
$670
$660
$650
$640
$630
$673
+$27 Million
$646
2007
2012

Total G&A Expense as % of Revenue


7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.2%
6.3%
2007
2012

Adjusted EBITDA[(1)] *($ in millions)*


1000
800
600
400
200
0
$832
-$499 Million
$333
2007
2012

Notes:
1) Non-GAAP figures which exclude charges of $40M and $127M for 2007 and 2012, respectively, and Depreciation & Amortization of $281M and $203M for 2007 and 2012, respectively

OFFICE DEPOT HAS SIGNIFICANTLY UNDERPERFORMED COMPARED TO PEERS

STARBOARD VALUE

Office Depot's revenue growth, market share, retail comp sales, and retail sales per square foot have underperformed Staples

Revenue CAGR



30%
20%
10%
0%
-10%
-20%
2007
2008
2009
2010
2011
2012
ODP
SPLS
OMX

North American Retail Market Share



40%
30%
20%
10%
0%
2007
2008
2009
2010
2011
2012
ODP
SPLS
OMX

North American Retail Comp Sales % Change



5%
0%
-5%
-10%
-15%
2007
2008
2009
2010
2011
2012
ODP
SPLS
OMX

North American Retail Sales per Square Foot (1)



$300
$250
$200
$150
$100
2007
2008
2009
2010
2011
2012
ODP
SPLS
OMX

Notes:
1) Non-inflation adjusted dollars

OFFICE DEPOT HAS SIGNIFICANTLY UNDERPERFORMED COMPARED TO PEERS

STARBOARD VALUE

Office Depot's operating margins are also significantly below peer levels due to higher operating expenses, clearly indicating that the Company has not reduced spending levels sufficiently to offset declines in revenues

2012 Financials *($ in millions)*

	ODP	SPLS	OMX
Revenue	$ 10,696	$ 24,381	$ 6,920
Sales / Sqft	*$175*	*$240*	*$157*
Adj. Operating Profit (1)	$ 96	$ 1,548	$ 139
Operating Margin	0.9%	6.3%	2.0%

2012 Adj. Operating Margins



7%
6%
5%
4%
3%
2%
1%
0%
0.9%
6.3%
2.0%
ODP
SPLS
OMX

Notes:
1) Onetime charges for ODP, SPLS and OMX are $127M, $1,038M and $115M, respectively

OFFICE DEPOT'S RECENT POOR PERFORMANCE IS PARTICULARLY ALARMING

STARBOARD VALUE

Recent revenue, same store sales, and operating margins continue to be the worst among OSS peers

Avg. 4Q12/1Q13 Revenue %Change



0%
-2%
-4%
-6%
-8%
-10%
-0.1%
-8.6%
-6.5%
Staples
Office Depot
Office Max

Avg. 4Q12/1Q13 SG&A as %Revenue



30%
25%
20%
15%
10%
5%
0%
20%
23%
24%
Staples
Office Depot
Office Max

Avg. 4Q12/1Q13 Comp Store Sales %Change



0%
-1%
-2%
-3%
-4%
-5%
-6%
-2%
-5%
-4%
Staples
Office Depot
Office Max

Avg. 4Q12/1Q13 Adjusted Op. Profit as %Revenue(1)



8%
6%
4%
2%
0%
6.0%
1.1%
1.5%
Staples
Office Depot
Office Max

Notes:
1) Adjusted Op. Profit as reported in each company's 10-Q SEC filings and reconciliation of non-GAAP financial measures
2) Source: Companies' 10-K and 10-Q SEC filings

REAL CHANGE IS REQUIRED AT ODP

Conclusions…

- We believe the current leadership team has not proven itself capable of producing the transformational change required to position ODP for omni-channel growth in the future
- The company will require radical action to stop losing customers, reverse basket declines, and recover market share
- Despite modest improvements in recent years, the existing cost structure is not sustainable

The situation is serious…The time for change is now

ODP IS LOSING ITS CUSTOMER FRANCHISE

CUSTOMER LOYALTY CAN BE MEASURED BY THE NET PROMOTER SCORE (NPS)

The NPS is a standard retail industry measure used to determine a customers' loyalty that can provide insight into the customer experience and how likely that customer is to both come back to the store / brand as well as recommend the store / brand to someone else

---

In order to gauge Office Depot's NPS, we conducted an independent survey of over 2,000 consumer and SMB office supply customers

We asked the following Question: How likely are you to recommend [store brand] to a friend or colleague?


Very Likely
Promoters
10
9
Passives
8
7
Detractors
6
5
4
3
2
1
0
Very Unlikely
% Promoters
INSIGHT: 80% of positive comments about a brand come from promoters
(minus)
% Detractors
INSIGHT: 80% of negative comments about a brand come from detractors
Net Promoter Score (NPS)
GENERAL RULE OF THUMB: 40% or higher is considered an acceptable NPS score

ODP'S SMALL BUSINESS CUSTOMER LOYALTY IS POOR

STARBOARD VALUE

Office Depot has fewer loyal small business customers than its competitors across its three key categories, Office Supplies, Office Equipment, and Business Services, based on its Net Promoter Scores (NPS)(1), an industry standard metric for loyalty comparisons

Average — Target industry rate (>40%)

Office Supplies



60%
50%
40%
30%
20%
10%
0%
OfficeMax
Office Depot
Costco
Staples
Amazon

SMB customers are approximately two-thirds less loyal to Office Depot than established competitor Staples and emerging competitors Costco and Amazon when shopping for Office Supplies

Office Equipment



60%
50%
40%
30%
20%
10%
0%
-10%
OfficeMax
Office Depot
Costco
Staples
Amazon

A similar SMB customer loyalty gap exists between Office Depot and leading competitors – Costco, Staples, and Amazon – in Office Equipment

Business Services



40%
30%
20%
10%
0%
Office Depot
UPS Store
FedEx Office
OfficeMax
Staples

SMB customer loyalty is lowest in Business Services, where Office Depot ranks lowest and trails stronger peers by either a 2:1 or even 3:1 margin

Importantly, Office Depot trails the most in what should be the highest profit margin category

Notes:
1) NPS survey results of 2,014 consumer, small and medium-sized business office supply customers conducted by an independent survey organization from December 19, 2012, to December 26, 2012

ODP'S CONSUMER LOYALTY IS BELOW AVERAGE

Among consumers, loyalty (as measured by Net Promoter Score[(1)]) to Office Depot is comparable to its peers in Office Supplies, but it is significantly lower in Office Equipment and Business Services

Average — Target industry rate (>40%)

Office Supplies


60%
50%
40%
30%
20%
10%
0%
OfficeMax
Office Depot
Costco
Staples
Amazon

Consumer loyalty to Office Depot is average in Office Supplies, an area where consumers generally view the sector more favorably than SMB customers

Office Equipment


60%
50%
40%
30%
20%
10%
0%
Office Depot
OfficeMax
Staples
Costco
Amazon

Office Depot ranks last in consumer loyalty in Office Equipment, well below direct peers, Staples and OfficeMax, and even further below industry leaders, Amazon and Costco

Business Services


50%
40%
30%
20%
10%
0%
OfficeMax
Office Depot
UPS Store
FedEx Office
Staples

Staples dominates consumer loyalty in business services, with an NPS score more than two times higher than Office Depot's

Office Depot generates higher NPS scores among consumers (although still at or near the bottom and well below the target rate), a customer that is generally less profitable and less recurring than SMB customers

Notes:
1) NPS survey results of 2,014 consumer, small and medium-sized business office supply customers conducted by an independent survey organization from December 19, 2012, to December 26, 2012

ODP IS LOSING ITS CUSTOMER FRANCHISE

ODP's most loyal customers are less loyal than the competition's. The loyalty advantage enjoyed by Staples manifests itself in "customer stickiness," making Staples customers more intensely loyal to Staples than loyal ODP and OMX customers are to their brands

Percent of #1 Ranking by Each Store Brand's Loyal Customers

Consumer



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Price
Selection
Brands
Customer Service
Services
Ease of shopping
Staples Core Consumers
ODP Core Consumers
OMX Core Consumers

Staples "loyalty advantage," e.g., core consumers who rank their retailer as number one versus other retailers, is statistically significant across all key dimensions making it unlikely that core Staples consumers will ever switch to ODP or OMX

Small and Medium Business (SMB)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Price
Selection
Brands
Customer Service
Services
Ease of shopping
Staples Core Customers
ODP Core Customers
OMX Core Customers

With virtually no statistically significant difference between ODP and OMX across five of six key competitive dimensions, the proposed merger of ODP and OMX is unlikely to attract Staples SMB customers

Notes:
1) Source: Survey Results. Percentage of core customers who ranked their primary office provider as #1 in each of 6 dimensions

ODP IS LOSING ITS CUSTOMER FRANCHISE

For several years, Office Depot's comparable store sales have continuously declined, despite management's repeated optimistic statements about improvement initiatives in the North American Retail Division (NAR)

Key Retail Metrics(1)(2)

		2007	2008	2009	2010	2011	2012
ODP	Customer Trans. Counts	↓	–	↓	↓	↓	↓
ODP	Average Order Value	↑	–	↓	↓	↓	↓
ODP	Comp. Store Sales	-5%	-13%	-14%	-1%	-2%	-5%
SPLS	Customer Trans. Counts	–	–	↑	–	↓	↓
SPLS	Average Order Value	–	–	↓	↓	↑	–
SPLS	Comp. Store Sales	-3%	-9%	-2%	-1%	0%	-2%
OMX	Customer Trans. Counts	–	↓	↓	↓	↓	↓
OMX	Average Order Value	–	↓	↓	↑	↑	↑
OMX	Comp. Store Sales	1%	-11%	-11%	-2%	-2%	-3%

ODP Presentation Transcripts (2)

"I'm really excited about these initiatives and ready for customers to return to our stores and be delighted by the service they receive and the product offerings available in 2012 and beyond"
- Kevin Peters, former President of ODP NAR, during 2011 Q4 Earnings Call

"...while we run a good retail operation, it's clear to me that we can get better. To raise the bar, we're targeting our efforts and resources in 2011 on a more narrowly defined set of initiatives that will improve the customer shopping experience and enhance our profitability"
- Kevin Peters, former President of ODP NAR, during 2010 Q4 Earnings Call

"In North American retail we continue to focus on providing innovative products, services, and solutions to both our business customers and consumers, while continuing to manage our costs. These initiatives will position us well as the economy recovers."
- Chuck Rubin, former President of ODP NAR, during 2009 Q4 Earnings Call

Notes:
1) Source: Company Filings
2) Source: Seeking Alpha ODP Conference Call Transcripts

ODP IS LOSING ITS CUSTOMER FRANCHISE

Conclusions…

- In a segment with already low customer loyalty, Staples dominates Office Depot across the board
- While most all of Office Depot's loyalty scores are far below both target levels and its competitors levels, Office Depot's SMB loyalty lags the most, clearly suggesting that the Company is not targeting the highly profitable SMB's effectively
- In addition to Staples, emerging players (Costco, Amazon, Walmart) will continue to reduce ODP's market share if the Company continues on its current course
- Customers are cross-shopping all channels, and ODP needs to re-engage both the SMB's and consumer to increase frequency, conversion, and unit volume

To reverse ODP's customer attrition, the Company will need a much deeper understanding of the customer and develop much more compelling value propositions

ODP IS FAILING STRATEGICALLY AND OPERATIONALLY

ODP HAS POORLY MANAGED GROSS MARGINS ACROSS SEVERAL DIMENSIONS

STARBOARD VALUE

ODP has consistently underperformed its competitors in recent years in gross margin and operating profitability

Gross Margin %


35%
30%
25%
20%
15%
10%
5%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
ODP (Adj.)
SPLS
OMX

Between 2002 and 2005, ODP had better gross margin [(1)] than OMX. However since 2006, ODP's comparable gross margin has lagged both of its competitors

Operating Profit %


10%
8%
6%
4%
2%
0%
-2%
-4%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
ODP
SPLS
OMX

ODP's lagging margin productivity combined with a non-scalable and recalcitrant SG&A platform has resulted in consistently inferior financial performance to peers

Notes:
1) ODP's gross margin includes distribution cost, to make it comparable to those of SPLS and OMX. Distribution costs for 2007 and 2011 are provided in the Nov 2011 Investor Presentation, distribution cost for other years are assumed to be at similar level in terms of % of revenue
2) Source: Company 10-K SEC Filings, GAAP basis

ODP'S G&A EXPENSES ARE BLOATED

From 2007 to 2012, Office Depot's revenue declined $4.8 billion, yet G&A expenses actually increased $27 million over the same time period. As a result, total G&A expenses increased from 4.2% of revenue in 2007 to 6.3% of revenue in 2012, and G&A expenses per store increased from $471 to $545 over the same time period[1]

Revenue *($ in millions)*



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$15,528
-$4.8 Billion
$10,696
2007
2012

G&A Expenses *($ in millions)*



$680
$670
$660
$650
$640
$630
$673
+$27 Million
$646
2007
2012

G&A Expenses as a % of Revenue



7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.3%
4.2%
2007
2012

G&A Expenses per Store *($ in thousands)*



$550
$525
$500
$475
$450
$545
+$74 Thousand
$471
2007
2012

Notes:
1) Source: Company 10-K SEC Filings, GAAP basis

ODP'S G&A EXPENSES ARE BLOATED

Based on our research, we believe that the Company's G&A expenses are bloated across several categories, including Information Technology, Finance, and Merchandising, and are significantly higher than "median" benchmark[1] performance for global retailers

Information Technology



IT Spend
Headcount
$100M Opportunity
Estimated Spend ($M)
$300
$250
$200
$150
$100
$50
$0
2400
2000
1600
1200
800
400
0
Headcount
Est. ODP
Benchmark
Est. ODP
Benchmark

Finance



Finance Spend
Headcount
$60M Opportunity
Estimated Spend ($M)
$200
$160
$120
$80
$40
$0
2000
1600
1200
800
400
0
Headcount
Est. ODP
Benchmark
Est. ODP
Benchmark

Merchandising



Merchandising Spend
$55M Opportunity
Estimated Spend ($M)
$100
$80
$60
$40
$20
$0
Est. ODP
Benchmark

Compared to industry benchmarks, ODP is spending an additional $215 million on G&A

Previous opportunities	$ 0 million
+ G&A opportunity	$215 million
Cumulative opportunity	$215 million

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

ODP'S ADVERTISING EXPENSES ARE EXCESSIVE AND INEFFICIENT

STARBOARD VALUE

Office Depot's advertising expenses are substantially higher as a percentage of revenue than their peers

In 2012, Office Depot spent $372 million, or 3.5% of revenue, on advertising expenses, versus Staples, which spent $534 million, or 2.2% of revenue, and OfficeMax, which spent $212 million, or 3.1% of revenue

Advertising Expenses v. Direct Peers *($ in millions)*

	ODP	SPLS	OMX
Total 2012 Revenue	$ 10,696	$ 24,381	$ 6,920
Total 2012 Advertising Expenses (1)	372	534	212
% of Total Revenue	3.5%	2.2%	3.1%

Given Office Depot's significantly larger scale than OfficeMax, we question why the Company is spending a higher percentage of revenue on advertising

Notes:
1) $30 million advertising expenditure on NASCAR is excluded from ODP's 2012 advertising expenses

ODP'S ADVERTISING EXPENSES ARE EXCESSIVE AND INEFFICIENT

STARBOARD VALUE

Furthermore, the mix of Office Depot's advertising expenditures is inefficient

- We believe that the vast majority of Office Depot's advertising dollars are spent on expensive, low ROI channels including television and print (including catalog)
- Furthermore, Office Depot has historically spent approximately $30 million on NASCAR advertising alone
  - NASCAR audiences are male-dominated, while ODP's core customers are predominantly female
  - Our research indicates that this is extremely expensive and low ROI advertising, particularly given that it does not address Office Depot's core female customer

Advertising Expense Mix vs. Global Retail Benchmark [1]

	ODP (Estimated Mix)	Benchmark
TV	80 ~ 90%	40%
Print		15 ~ 20%
Radio	10 ~ 20%	10%
Online / Mobile / Social		25%
Other		5 ~ 10%
TOTAL	100%	100%

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

ODP'S ADVERTISING EXPENSES ARE EXCESSIVE AND INEFFICIENT

STARBOARD VALUE

Across all three of its business segments, we estimate that Office Depot's advertising expense-to-revenue ratios are also significantly higher than industry benchmarks[1]

Advertising Expenses Opportunities *($ in thousands)*

2012 ODP ($000)	NAR	BSD	INT	Total [4]
Sales	$4,457,826	$3,214,915	$3,022,911	$10,695,652
Advertising Spend[2]	$151,900	$144,700	$105,800	$402,400
Less: NASCAR	($15,000)	($15,000)	$0	($30,000)
Advertising as % Sales (adjusted)	3.1%	4.0%	3.5%	3.5%
Benchmark (Median)[3]	2.5-2.7%	2.5-3.0%	2.0-2.5%	2.0-3.0%
Opportunities ($000):				
Revised Advertising Spend	$121,920	$111,675	$73,805	$307,400
Revised Advertising as % of Sales	2.7%	3.5%	2.4%	2.9%
Total				$95,000

Compared to industry benchmarks, ODP is spending an additional $95 million on advertising

Previous opportunities	$215 million
+ Advertising opportunity	$ 95 million
Cumulative opportunity	$310 million

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)
[2] Divisional allocation is estimated
[3] Median performance for global retail >$10B in revenue
[4] Source: Company 10-K SEC filings and Investor Presentation from November, 2012 (for spending on NASCAR)

ODP'S DISTRIBUTION EXPENSES ARE WELL ABOVE PEER LEVELS

ODP has an opportunity to improve profitability by implementing key actions to achieve "median" benchmark[1] performance for Distribution expense

ODP's distribution and warehouse network is less efficient than peers due to:

- *Reliance on expensive third party arrangements for out-bound delivery and direct import*
- *Poorly thought-out and expensive International distribution network*
- *Maintaining the same physical network footprint (since 2010) despite declining sales*

North American Retail


Distribution Spend ($M)
$250
$200
$150
$100
$50
$0
Opportunity
Est. ODP
Benchmark

Business Solution Division


Distribution Spend ($M)
$250
$200
$150
$100
$50
$0
Opportunity
Est. ODP
Benchmark

International


Distribution Spend ($M)
$350
$300
$250
$200
$150
$100
$50
$0
Opportunity
Est. ODP
Benchmark

Compared to industry benchmarks, ODP is spending an additional $122 million on distribution

Previous opportunities	$310 million
+ Distribution opportunity	$122 million
Cumulative opportunity	$432 million

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

MANAGEMENT HAS FAILED TO IMPLEMENT EFFECTIVE SKU RATIONALIZATION

ODP is over-assorted in stores and under-assorted online

- With approximately 10,000 SKUs per store, Office Depot is carrying more SKUs in its stores relative to Staples at approximately 7,000 SKUs, resulting in slower inventory turns, excessive inventory investment and inefficient labor deployment
- In contrast, ODP is carrying fewer SKUs online than both competitors, resulting in a weaker ability to support its customer's need for "deep catalog" items, and an inability for the store to recommend an omni-channel solution when items are not available in the store

Estimated SKU Count	Stores (1)	Online (2)
Office Depot	10,000	72,000
Staples	7,000	100,000+
OfficeMax	11,000	80,000 to 100,000

- ODP should reduce its in-store SKU count by improving its line logic, providing a "good/better/best" product assortment, consolidate its supplier base to reallocate open-to-buy to preferred vendors, and realign its private label strategy
- ODP should assort a deep online catalog through direct sourcing, supplier network, and a new marketplace platform to drive average order value to competitive levels

Notes:
1) Source: Company 10-K SEC filings, presentation to investors, and internet research
2) Source: eDataSource, March 20, 2012, and internet research

POTENTIAL SKU AND SUPPLIER COUNT OPPORTUNITY

By rationalizing its excessive SKU count and supply base, Office Depot has an opportunity to improve profitability by $33 million

SKU Count Opportunity *($ in thousands)*

	NAR	BSD	Total
2012 Revenue[(1)]	$4,458,000	$3,215,000	$7,673,000
COGS [(2)]	$3,044,000	$1,969,000	$5,013,000
% COGS Impacted	15%	10%	13%
Savings Opportunity %	5%	5%	5%
Opportunity	$23,000	$10,000	$33,000

Previous opportunities	$432 million
+ SKU/Supplier rat. oppy.	$ 33 million
Cumulative opportunity	$465 million

Notes:
1) Source: ODP 10-K SEC filing for 2012
2) Excludes occupancy costs which is estimated to be 6% of revenue

ODP'S PRIVATE LABEL STRATEGY IS FLAWED – DIRECT SOURCING

Office Depot's direct sourcing mix of private label products is too low, which indicates that gross margins and profitability should also be higher

- The margin benefit of direct sourced, private label SKUs is approximately 400 to 600 basis points higher than private label products sourced through an agent, which is currently Office Depot's primary method of sourcing private label SKUs
- While Office Depot's current private label penetration mix is roughly in line with peer levels at approximately 25%, we believe the Company's direct, private label SKU penetration of 11% to 12% is too low

Direct Sourced Private Label SKU Penetration(1)


60%
50%
40%
30%
20%
10%
0%
ODP
Peer Group
Best in Class (Retail)

Benefits (2)

All figures are in $Millions

Revenue	$10,696
COGS (@ 65%) (3)	6,952
COGS transitioned to DL (Approximately 11% of total)	765
EBIT Improvement (~ 500 bps)	**$38**

Previous opportunities	$465 million
+ PL direct sourcing oppy.	$ 38 million
Cumulative opportunity	$503 million

Notes:
1) Peer group is defined as multi-channel retailers with revenue greater than $10B
2) Source: Company 10-K SEC filing
3) Reported COGS & Occupancy Costs at 70% of revenue, subtracting approx. 5% for occupancy costs

ODP'S PRIVATE LABEL STRATEGY IS FLAWED – SKU DIFFERENTIATION

STARBOARD VALUE

Further, the execution of Office Depot's private label program does not provide a clear value alternative to the customer, resulting in customer confusion and possible lost sales

- Note the convoluted shredder offerings at Office Depot store #2385 in Fort Myers, FL
- ODP offers 13 different shredders in this store, 9 of which were its own private label brands, a figure that is excessive relative to a more effective "good, better, best" strategy
- The Company's pricing strategy also lacked focus and was extremely confusing, with no clear logic behind pricing decisions

Lack of Pricing Logic between Different Private Label Products (1)

Brand	Price ($)	Crosscut	Capacity (Sheets)	
Ativa	89	X	10	Private label products with different features priced the same
Ativa	89	X	12	
Ativa	89	X	12	Private label products with same features priced differently
Ativa	109	X	12	

Notes:
1) Ativa is ODP's Private Label product

ODP'S PRIVATE LABEL STRATEGY IS FLAWED – SKU DIFFERENTIATION

STARBOARD VALUE

We also observed some Private Label products being priced at or higher than some of the national brands with superior features

Lack of Pricing Logic between Different Private Label and National Brand Products (1)

Brand	Price ($)	Crosscut	Capacity (Sheets)	
Fellowes	125	X	12	Private label products priced higher than national brand despite having fewer features
Ativa	149	X	8	
Ativa	149	X	8	Private label products priced the same as national brand despite having fewer features
Swingline	149	Micro	17	

Office Depot is clearly over sku'd and its private label strategy lacks any clear focus, resulting in customer confusion and lost sales

Notes:
1) Ativa is ODP's Private Label product

ODP HAS A LOW MIX OF HIGH-MARGIN SERVICES

Office Depot is significantly underpenetrated in the sale of high-margin services, including copy and print, shipping and tech support

- Services generally carry gross margins of approximately 60% compared to Office Depot's average store gross margins of approximately 25% to 35%, as well as substantially higher operating margins
- We estimate that services account for approximately 6% of Office Depot's North American Retail Division revenue, which is well below the 9% of Staples' North American Retail revenue generated from high-margin services

Services as a Percentage of North American Retail Revenue


6%
ODP
94%
9%
SPLS
91%
Services
Products

ODP HAS A HIGH MIX OF LOW-MARGIN ENTERPRISE CUSTOMERS

STARBOARD VALUE

The mix of large, low-margin enterprise customers in Office Depot's Business Solutions Division is significantly higher than the competition

- Office Depot has a long history of incentivizing its BSD sales force to target revenue growth, so its sales people generally target large revenue enterprise accounts even though they carry little operating margin contribution
- As a result, we believe that approximately 65% or more of the Company's BSD revenues are generated by these customers, versus Staples at approximately 35%
- The problem with Office Depot's strategy is that these enterprise customers generally carry razor thin gross margins and are often unprofitable
- Alternatively, small to medium sized businesses (SMB's), which Staples primarily serves, typically offer margins more than 1,000 basis points higher than larger national enterprise accounts

Business Solutions Division Customer Mix (1)



ODP
35%
65%
SPLS
35%
65%
SMB
All Other

Enterprise versus SMB Gross Margin Differential



40%
30%
20%
10%
0%
27%
+1000 bps
37%
Large Business
Small/Medium Business

Notes:
1) Source: Industry analysis

INCENTIVIZING BASED ON PROFIT RATHER THAN REVENUE CAN RESULT IN SIGNIFICANT IMPROVEMENT IN FINANCIAL PERFORMANCE

- W.B. Mason is a distributor of office products to businesses in New England and other states on the East Coast
- By focusing on the SMB and incentivizing its sales force based on operating profit, W.B. Mason is able to achieve an operating margin that is much higher than that of the Business Solutions Division of ODP

Example: Office Depot vs. W.B. Mason


Operating Margin %
12%
10%
8%
6%
4%
2%
0%
+8%
ODP BSD(1)
W.B. Mason

Notes:
1) Estimated BSD divisional operating profit, as reported in 8-K filed on April 30, 2012, including allocated corporate G&A expenses, and excluding BSD divisional charges and allocated corporate charges

ODP'S WEB CAPABILITY LACKS KEY FEATURES AFFECTING PROFITABILITY

STARBOARD VALUE

There are weaknesses in the current website(s) that result in reduced site traffic, reduced conversion/sales, and higher operational costs than competitors

	Weakness	Implication
Personalization & Recommendation	• No personalization evident on website • Recommendation engine is less robust than other leading websites	↓ Visit frequency ↓ Sales per customer
On-line Returns & Reverse Logistics	• Currently ODP requires customers to call their Service Center to generate a return authorization and schedule a "pick-up" of the item • SPLS and OMX both allow self-generation of return authorizations	↓ Customer Acceptance ↓ Conversion ↑ Costs

With no evident personalization capability and a limited recommendation engine, ODP's sales per customer is far lower than it otherwise should be.
In addition, having customers call a service center to generate a return authorization, results in frustration among the customer base, lower conversion rates, and higher costs

ODP IS FAILING STRATEGICALLY AND OPERATIONALLY

STARBOARD VALUE

Conclusions…

- ODP failed to move deep enough and fast enough on operating expense reductions
- Assortment optimization, direct sourcing, and SKU right-sizing can produce significant margin improvement
- ODP's Private Label strategy must be overhauled
- Significant improvement in services revenue mix can be achieved
- There is significant opportunity to develop an effective web strategy to capture more sales online

ODP's current strategy is not working and their executional performance is putting the company at risk

SUMMARY OF EFFICIENCY & EFFECTIVENESS OPPORTUNITIES



In $ Million
$600
$500
$400
$300
$200
$100
$0
$215
$95
$122
$33
$38
$503
G&A
Advertising
Distribution
SKU/Supplier Rationalization
Direct Sourcing
Total E&E Opportunity

ODP'S NEW REAL ESTATE STRATEGY IS FLAWED

ODP'S CURRENT NORTH AMERICAN RETAIL REAL ESTATE STRATEGY HAS FAILED

- According to ODP's 10-Q SEC filing for Q3, 2012:
  - In the third quarter of 2012, impairment charges were taken for 360 stores, over 30% of total 1,114 stores
    - Approximately 230 stores will be reduced to salvage value of $7 million
    - Approximately 130 stores will be reduced to fair value of $39 million

- The North American Retail Division has taken charges recently which significantly reduced its operating income[1]:

Time Period	Charge	Reported NAR Divisional Income [2]
Q1, 2013	$5 million	$15 million
2012	$126 million	($102 million)
2011	$14 million	$28 million
2010	$25 million	$31 million

Notes:
1) Source: ODP's 10-Q SEC filing for Q3, 2013 and 8-K SEC filing dated April 30, 2013
2) Divisional operating income as reported in 8-K filing dated April 30, 2013 and 10-Q for Q1, 2013, and does not include unallocated corporate expenses and charges

ODP PLANS TO DRAMATICALLY ALTER ITS REAL ESTATE FOOTPRINT

- A significant number of ODP stores have leases for renewal over the next 5 years
  - At end of 2012, ODP operated 1,112 stores in North America
  - Over the next three years, approximately 440 stores (40% of store base) have leases up for renewal
  - In addition, approximately 280 stores (25% of the store base) have leases up for renewal in the following 2 years
  - In total, approximately 720 stores (65% of the store base) have leases up for renewal within 5 years

- ODP has publicly stated its plans to significantly downsize the current store base [1]
  - Current average store size is approximately 23,000 sqft
  - ODP will convert 440 (or approximately 40%) of its stores into small format (~ 6,000 sqft): 275 stores in next 3 years, additional 165 stores in the following 2 years
  - ODP will convert 85 stores (or approximately 8%) into mid-size format (~15,000 sqft): 60 stores in next 3 years, additional 25 stores in the following 2 years
  - ODP will close 50 stores as their base lease period ends
  - Remaining stores will remain as configured, or have leases reaching renewal period more than 5 years into the future

In total, Office Depot plans to either downsize or close 52% of its store base over the next five years

Notes:
1) Source: ODP's 10-Q SEC filing for Q3, 2012, and 10-K SEC filing for 2012

ODP HAS OUTLINED OPTIMISTIC FINANCIAL BENEFITS

STARBOARD VALUE

- According to ODP[1], after remodeling, small stores (6,000 sqft footprint) will:
  - Retain 90% of revenue
  - Reduce SKU count per store by as much as 50%
  - Achieve significant savings in rent expenses due to smaller store footprint
- ODP believes that total benefit of converting to small and medium-format stores will result in higher margin overall for ODP

Illustrative example of ODP's four wall margin in its small format store assuming 90% revenue retention, improved Gross Margin from higher mix of service revenue, rent savings, and labor cost savings

All $ figures are in thousands except sqft	**Current Store [1]**	**Small Format Store**
Square footage	*23,000*	*6,000*
Revenue	**$4,000**	**$3,600**
Gross margin [2][3]	**$960**	**$1,154**
Operating expenses [4][5]	**$727**	**$661**
Operating profit	**$233**	**$493**
Operating profit margin	*5.8%*	*13.7%*
Total operating profit impact per converted store		**$260**

Notes:
1) Source: ODP's 10-K SEC filing for 2012, and transcript of Q3, 2012 ODP Earnings Conference Call on November 6, 2012
2) Includes Distribution costs
3) Assume the small format stores will carry 2% higher gross margin due to higher percentage of high-margin product/service revenue, and rent savings of $218K per store due to smaller store (23K sqft to 6K sqft, and rent increase from $16/sqft to $25/sqft)
4) Excludes distribution costs already included in COGS and Occupancy Costs
5) Assume a small format stores requires on average 1.5 less FTE for a total of $66K per year

THESE ASSUMPTIONS ARE UNREALISTIC

STARBOARD VALUE

The assumption by Office Depot that it will retain 90% of its sales in its small store format (6,000 square feet), implies that revenue per square foot will be $600, compared to the current format of only $175 per square foot

Store Format	Square Foot	Rev/ Store ($K) (2)	Rev/ Sqft
Current (1)	22,948	$4,009	$175
Mid-Size	15,000	$4,000	$267
Small	6,000	$3,600	$600

For these assumptions to be true, the new small-format stores (which ODP plans to convert ~40% of its store base), would need to have over twice the revenue per square foot as the average Staples store and even higher than the leading Department Store – Neiman Marcus

Sales Per Square Foot – Retail Specialty Stores (3)


Rev ($) / sqft
$6,050
$1,000
$800
$600
$400
$200
$-
OSS
Apple
Steve Madden
New ODP Small Format Store
Neiman Marcus
Brookstone
Lumber Liquidators
Cabela's
Radio Shack
TJ Maxx/Marshalls
Bed Bath Beyond
AutoZone
DSW
Staples
Office Depot
Office Max

Notes:
1) Figures for current format stores are from ODP's 10-K SEC filling for 2012
2) For small format stores, Rev/Store is assumed to be 90% of current store average
3) Source: Companies' SEC filings

WE QUESTION THE ACTUAL PROFITABILITY OF ODP'S SMALL FORMAT STORES

STARBOARD VALUE

Assuming a more realistic, but still difficult to achieve revenue per square foot for the small format store of $300/sqft, which is still higher than that of Staples and off-price stores leader TJ Maxx (both at $285/sqft) and 70% higher than ODP's current average ($175/sqft), the likely impact on operating profit due to the conversion to the small-format store would actually be a loss of $208K per converted store compared to the current store.

All $ figures are in thousands except square footage & $/sqft	Current Store (1)	Small Format Store
Square foot	*23,000*	*6,000*
Revenue / Sqft	*$175*	*$300*
Revenue	**$4,000**	**$1,800**
Gross margin (2)(3)	**$960**	**$686**
Operating expenses (4)(5)	**$727**	**$661**
Operating profit	**$233**	**$25**
Operating profit margin	*5.8%*	*1.4%*
Total operating profit impact per converted store		**$(208)**

If ODP converts 440 stores to the small store format as currently planned, we believe operating profit would be negatively impacted by approximately $92 million per year, even if ODP can increase its sales per square foot to $300/sqft (higher than Staples at $285/sqft)

Notes:
1) Source: ODP's 10-K SEC filing for 2012, and transcript of Q3, 2012 ODP Earnings Conference Call on November 6, 2012
2) Includes Distribution costs
3) Assume the small format stores will carry 2% higher gross margin due to higher percentage of high-margin product/service revenue, and rent savings of $218K per store due to smaller store (23K sqft to 6K sqft, and rent increase from $16/sqft to $25/sqft)
4) Excludes distribution costs already included in COGS and Occupancy Costs
5) Assume a small format stores requires on average 1.5 less FTE for a total of $66K per year

THE CONVERSION TO MEDIUM-FORMAT STORES HAS A FAR BETTER CHANCE OF SUCCESS

STARBOARD VALUE

Our initial analysis suggests that converting current stores to a medium size format (with $267 sales / sqft) has a much better chance of success, and will be accretive to ODP's profitability

All $ figures are in thousand except square footage & $/sqft	Current Store (1)	Medium Format Store
Square foot	*23,000*	*15,000*
Revenue / Sqft	*$175*	*$267*
Revenue impact	**$4,000**	**$4,000**
Gross margin (2)(3)	**$960**	**$1,028**
Operating expenses (4)(5)	**$727**	**$694**
Operating profit	**$233**	**$334**
Operating profit margin	*5.8%*	*8.4%*
Total operating profit impact per converted store		**$101**

We believe reducing square footage from 23,000 to 15,000, if done properly, results in limited to no decline in total store revenue, but carries the advantage of reducing rent, labor costs and SKU's to improve profitability

Office Depot could also decide to use extra real estate in select locations as small/local distribution centers for same-day delivery

Notes:
1) Source: ODP's 10-K SEC filing for 2012, and transcript of Q3, 2012 ODP Earnings Conference Call on November 6, 2012
2) Includes Distribution costs
3) Assume same COGS %, and savings in rent of $68K per store per year, due to smaller store footprint and rent increase of $16/sqft to $20/sqft
4) Excludes Distribution costs
5) Labor cost savings due to smaller footprint and SKU reduction is assumed to average 0.75 FTE for medium stores (~33K/year)

IMPACT TO OPERATING PROFIT

If the current store strategy is executed as planned, ODP will spend $300 million in capital expenditures over 5 years and result in a negative annual impact of $103 million in operating profit (note: 2012 adjusted operating profit is $96 million)

All $ figures are in thousand except $/sqft	Current [1]	Medium	Small
Planned opening (closing) store count	(525)	85	440
Per store			
Square foot	*23,000*	*15,000*	*6,000*
Revenue / Sqft	*$175*	*$267*	*$300*
Revenue	**$4,000**	**$4,000**	**$1,800**
Gross margin [2][3]	**$960**	**$1,028**	**$686**
Operating expenses [4][5]	**$727**	**$694**	**$661**
Operating profit	**$233**	**$334**	**$25**
Operating profit margin	*5.8%*	*8.4%*	*1.4%*
Total operating profit impact for all stores			**$ (82,935)**
Incremental Depreciation [6]			**$ (20,000)**
Total operating profit impact			**$(102,935)**
Capital expenditure ($60 million / year over 5 years) [1]			**$ 300,000**

Notes:
1) Source: ODP's 10-K SEC filing for 2012, and transcript of Q3, 2012 ODP Earnings Conference Call on November 6, 2012
2) Includes Distribution costs
3) Assume same Gross Margin % for medium store, and 2% improvement in GM% for small store, and net rent savings resulting from smaller store footprint
4) Excludes Distribution costs
5) Average labor cost savings due to smaller footprint and SKU reduction is assumed to be $33K/year for medium stores and $66K/year for small stores
6) Assume $300 million total capital expenditure depreciated over 15 years

CONCLUSION ON CURRENT REAL ESTATE STRATEGY

STARBOARD VALUE

- Current strategy has low likelihood of success
  - Large scale success for small format stores requires heretofore unachieved sales productivity by any OSS retailer
  - Small format stores may work in selected locations to replace current underperforming stores, but doing so for 440 stores (40% of the chain) is highly unrealistic
  - Requires $300 million capital investment over 5 years
  - Potentially result in an incremental annual loss of approximately $103 million in operating profit based on more realistic performance assumptions, which will reduce ODP's adjusted operating profit from $96 million to negative $7 million (1)

- We seriously question whether the management and Board fully analyzed the small store format before deciding to roll it out to approximately 40% of its store base

- Based on our analysis, we question why the Board of Directors would approve such a risky and unrealistic real estate strategy?

- The real estate strategy should be re-evaluated immediately

Notes:
1) Based on ODP 10-K SEC filing for 2012

TOTAL MARGIN IMPROVEMENT OPPORTUNITIES

STARBOARD VALUE

After implementing our plan, we believe that ODP has the opportunity to achieve $776 million in annual EBIT (7.3% margin) after full implementation of the Efficiency & Effectiveness Initiatives and the Growth Strategy

Annual EBIT Run Rate After Full Implementation



In $ Million
Efficiency & Effectiveness Initiatives
Growth Strategy
$1,200
$1,000
$800
$600
$400
$200
$0
$96
0.9% Margin
$215
$95
$122
$33
$38
$89
$43
$27
$317
$1,075
$299
$776
7.3% Margin
Base EBIT
G&A
Advertising
Distribution
SKU/Supplier Rationalization
Direct Sourcing
New Engagement Model
Omni-Channel
Loyalty
Services / Category Extensions
Total EBIT
Risk Adjustment
Risk Adjusted EBIT

Notes:
1) Based on ODP 10-K for 2012

EFFICIENCY AND EFFECTIVENESS INITIATIVES DETAILS

POTENTIAL G&A EXPENSE OPPORTUNITY

STARBOARD VALUE

We believe Office Depot has a significant opportunity to improve profitability by approximately $215 million by implementing key actions to achieve "median" benchmark[1] performance for G&A expense

G&A Expense Opportunity *($ in thousands)*

Total 2012 Sales	$10,695,000

($ in thousands) All Divisions:	Est. 2012 Spend[2]	Est. ODP %	Benchmark %	ODP at Benchmark	Opportunity
IT	$242,777	2.27%	1.40%	$149,730	$100,000
Finance	$168,981	1.58%	1.01%	$108,020	$60,000
Merchandising	$81,282	0.76%	0.25%	$26,738	$55,000
Total	$493,040	4.61%	2.66%	$284,487	$215,000

Previous opportunities	$ 0 million
+ G&A opportunity	$215 million
Cumulative opportunity	$215 million

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

[2] Estimated ODP G&A cost distribution based on external interviews and estimates

POTENTIAL G&A EXPENSE OPPORTUNITY

Key action levers to achieve benchmark[1] performance include:

Key Action Levers	Details
Global service delivery model rationalization	• Expansion of shared services to support NAR, BSD and INT • Rationalize/consolidate local support • Expand global transaction processing centers , i.e., AP and HR
Streamlining and consolidating global G&A functions and processes (e.g., COEs, low cost/third party transaction centers)	• Further standardize business processes across divisions • Expand outsourcing for cost advantage
Reducing per unit transaction costs	• Reduce fixed cost base, e.g. IT infrastructure • Move to variable pricing for outside services, e.g., IT network bandwidth
Reducing / eliminating outside consultants and rationalizing all external expenditures	• Prioritize projects, re-assign internal staff to high priority efforts • Eliminate non-critical expenditures
Implementing demand management	• Adjusting consumption of G&A reports and other services to benchmark targets (affordability)

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

POTENTIAL ADVERTISING EXPENSE OPPORTUNITY

STARBOARD VALUE

We believe Office Depot has a significant opportunity to improve profitability by approximately $95 million by reducing advertising expenses and more effectively allocating advertising dollars, with a focus on ROI

Advertising Expense Opportunity

($ in thousands)

2011 ODP ($000)	NAR	BSD	INT	Total
Sales	$4,457,826	$3,214,915	$3,022,911	$10,695,652
Est. Advertising Spend	$151,900	$144,700	$105,800	$402,400
Less: NASCAR	($15,000)	($15,000)	$0	($30,000)
Advertising as % Sales (adjusted)	3.1%	4.0%	3.5%	3.5%
Benchmark (Median) (1)	2.5-2.7%	2.5-3.0%	2.0-2.5%	2.0-3.0%
2011 SPLS ($000)				
Sales	$11,827,906	$8,108,402	$4,444,202	$24,380,510
Est. Advertising	$257,171	$198,656	$77,774	$533,600
Advertising as % Sales	2.2%	2.5%	1.8%	2.2%
Opportunities ($000):				
NAR Reductions				
Percentage savings	20%			
Amount	$30,000			$30,000
BSD/INT Reductions				
Percent savings		23%	30%	
Amount		$33,000	$32,000	$65,000
Revised Advertising Spend	$121,920	$111,675	$73,805	$307,400
Revised Advertising as % of Sales	2.7%	3.5%	2.4%	2.9%
Total				$95,000

Previous opportunities	$215 million
+ Advertising opportunity	$ 95 million
Cumulative opportunity	$310 million

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

POTENTIAL ADVERTISING EXPENSE OPPORTUNITY

Key action levers to achieve benchmark[1] performance include:

North American Retail Key Action Levers	Details
Evaluate media mix / efficacy (e.g., print, TV, online)	• Evaluate return / lift of media spending by type • Determine appropriate allocation of advertising expenditure among media types • Reallocate advertising spend to maximize return
Focus on competitive and winnable markets, increase "dark" markets	• Reduce advertising in markets with marginal returns • Increase advertising spending in key competitive markets
Evaluate frequency: 4x month – 2x month	• Optimize frequency of inserts based on market performance
Increase vendor participation	• Structure advertising to increase vendor contribution (vendor funded space)
Reduce size	• Optimize number of pages based on market performance
Evaluate quality	• Evaluate paper specification to reduce cost

Business Solutions Division & International Key Action Levers	Details
Converted printed catalog to online	• Convert and expand online options for printed catalog
Rationalize catalog content and frequency	• Evaluate number and timing of "special" catalogs • Rationalize seasonal special editions

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

POTENTIAL DISTRIBUTION EXPENSE OPPORTUNITY

STARBOARD VALUE

We believe Office Depot has a significant opportunity to improve profitability by approximately $122 million by addressing its relatively high distribution expenses

ODP's distribution and warehouse network is less efficient than peers due to:

- *Reliance on expensive third party arrangements for out-bound delivery and direct import*
- *Poorly thought-out and expensive International distribution network*
- *Maintaining the same physical network footprint (since 2010) despite declining sales*

Distribution Expense Opportunity *($ in thousands)*

($000) All Divisions:	2012 Sales	Est. 2012 Spend[1]	Est. ODP %	Benchmark %[2]	ODP at Benchmark	Opportunity
NAR	$4,460,087	$196,244	4.4%	3-4%	$133,803 - 178,403	$40,000
BSD	$3,208,696	$224,609	7.0%	5-6%	$160,435 - 192,522	$48,000
INT	$3,026,870	$290,610	9.6%	8-9%	$242,150 - 272,418	$34,000
Total	$10,695,653	$711,462	6.7%	5.5%	$577,760 - 692,650	$122,000

Previous opportunities	$310 million
+ Distribution opportunity	$122 million
Cumulative opportunity	$432 million

Notes:
1) Total distribution as reported in 2012 10-K, estimated ODP costs allocation to different divisions
2) Industry Benchmarks: Median Performance for Global Retail Cohort >$10B

POTENTIAL DISTRIBUTION EXPENSE OPPORTUNITY

Key action levers to achieve benchmark[(1)] performance include:

Key Action Levers	Details
Increasing direct import volume	• Reduce or eliminate reliance on third party logistics service providers for imported products
Facility consolidation	• Reduce number of US distribution centers from 15 to 10 • Evaluate selected store space for local order fulfillment
Optimizing delivery frequency	• Implement demand-driven delivery to stores (from static schedule at ~3x/week to dynamic scheduling based on demand)
Implementing segmented flows based on customer needs	• Evaluate and optimize distribution strategy based on product segment and profitability
Improving OTRQ (On-Time Right Quantity) performance and penalties	• Implement supplier benefits and penalties to improve delivery performance, including Total Cost Model
Reduce cost of reverse logistics	• Reduce the cost of product returns process

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

POTENTIAL PRIVATE LABEL DIRECT SOURCING OPPORTUNITY

We believe Office Depot has an opportunity to improve profitability by approximately $38 million by significantly increasing its mix of direct sourced, private label SKUs

- We believe there is an opportunity to increase direct sourced, private label penetration from approximately 11-12% currently to approximately twice as high while reducing agent-procured private label SKUs
- We estimate that this mix shift would drive 400 to 600 basis points of margin improvement, or $30 million to $45 million of increased profitability, for items sourced directly

Private Label Direct Sourcing Opportunity	*($ in millions)*
Revenue	$10,696
COGS @ 65%	6,913
COGS transitioned to direct source	760
Opportunity (@ ~ 500 bps)	$38

Previous opportunities	$432 million
+ PL direct sourcing oppy.	$ 38 million
Cumulative opportunity	$470 million

POTENTIAL PRIVATE LABEL DIRECT SOURCING OPPORTUNITY

Office Depot must:

Key Action Levers	Details
Drive direct sourcing as the preferred alternative to sourcing through agents, with select exceptions based on cost and quality	• Expand and accelerate direct sourcing capabilities • Assign aggressive targets by category for direct sourcing penetration
Develop and reinforce clear strategy that guides the development and inclusion of private label products	• Adopts a price leader private label strategy that delivers improved quantity and quality over national brands • Set aggressive private label profitability targets by category
Improve the line logic of "good, better, best," and assort the right balance of features and benefits to allow the customer a clear choice	• Correct and rationalize private label product positioning strategy

POTENTIAL SKU AND SUPPLIER COUNT OPPORTUNITY

STARBOARD VALUE

By rationalizing its excessive SKU count and supply base, Office Depot has an opportunity to improve profitability by $33 million

SKU Count Opportunity *($ in thousands)*

	NAR	BSD	Total
2012 Revenue	$4,458,000	$3,215,000	$7,673,000
COGS (1)	$3,044,000	$1,969,000	$5,013,000
% Procurement Cost Impacted	15%	10%	13%
Savings Opportunity %	5%	5%	5%
Opportunity	$23,000	$10,000	$33,000

Previous opportunities	$470 million
+ SKU/Supplier rat. oppy.	$ 33 million
Cumulative opportunity	$503 million

Notes:
1) Excludes occupancy costs which is estimated to be 6% of revenue
2) Source: ODP 10-K SEC filing for 2011

POTENTIAL SKU AND SUPPLIER COUNT OPPORTUNITY

Key Improvement Actions:

Key Action Levers	Details
Realigning the private label strategy	• Develop a "good, better, best" product assortment • Develop a more effective line logic • Standardize pricing standards
Consolidating the supplier base to reallocate open-to-buy preferred vendors	• Evaluate vendor by economic performance and total cost model by product category • Rationalize supplier base while respecting risk management needs
Drive average order value to competitive levels	• Expand ODP online presence, increase advertising spending in online channel • Develop a deep online catalog through direct sourcing, a supplier network, and a new marketplace-driven platform

POTENTIAL SERVICES OPPORTUNITY

STARBOARD VALUE

We believe Office Depot has an opportunity to improve profitability by approximately $16 million to $47 million by significantly increasing its mix of high-margin services as a percentage of revenue

The analysis below shows the operating income benefits if service revenue as percentage of total sales is increased to certain levels. For specific actions and cost-benefit analysis, please see the Services / Categories Extension discussion in the Growth Strategy section

Services Opportunity ***($ in thousands)***

Per Store	Current	Potential Opportunity		
Service as % Revenue	6%	9%	12%	15%
Revenue [(1)]	$4,000			
Additional service revenue		$ 120	$ 240	$ 360
Gross margin improvement (30%)		$ 36	$ 72	$ 108
Net additional labor [(2)]		$ 22	$ 44	$ 66
Net operating profit impact		$ 14	$ 28	$ 42
Total OP impact for all 1,112 stores		$15,600	$31,100	$46,700

Notes:
1) Revenue per store is based on ODP's 2012 10-K SEC filing. ODP has 1,112 stores open at end of 2012
2) Assuming on average, every 3% improvement of service revenue as % total sales will require additional 1/3 FTE resource per store, or $66K / 3 = $22K per store

POTENTIAL BUSINESS CUSTOMER MIX OPPORTUNITY

By increasing Business Solutions Division's (BSD) mix of highly-profitable SMB customers, and decreasing the mix of low-margin enterprise customers, by 10% to 15%, we estimate that Office Depot could improve profitability by $32 million to $48 million

The analysis below shows the operating income benefits if higher percentage of total sales to small- and medium-sized businesses can be achieved. For specific actions and cost-benefit analysis, please see the Services / Categories Extension discussion in the Growth Strategy section

Customer Mix Opportunity *($ in millions)*

2012 BSD revenue	$3,215		
Current % sales to SMB	35%		
SMB mix improved to		45%	50%
Additional revenue to SMB		$321	$482
Margin improvement (1,000 bps)		$ 32	$ 48

SUMMARY AND RISK ADJUSTMENT – EFFICIENCY & EFFECTIVENESS OPPORTUNITIES

In $ Million



$600
$500
$400
$300
$200
$100
$0
$215
$95
$122
$33
$38
$503
$178
$325
G&A
Advertising
Distribution
SKU/Supplier Rationalization
Direct Sourcing
Total E&E Opportunity
Risk Adjustment
Risk Adjusted EBIT

GROWTH STRATEGY

THERE ARE SIGNIFICANT OPPORTUNITIES WITH THE EXISTING ASSET BASE TO DRIVE SUBSTANTIAL GROWTH

STARBOARD VALUE

Office Depot should not only focus on operational improvement, but also explore opportunities to reach more customers and offer solutions rather than simply products or services

- Core assets already in place to support growth
  - Over 1000 US Retail locations interacting with 1000's of customers and SMB's daily
  - A mature and experienced business services segment providing products and services to consumers and SMB's
  - 5th largest e-commerce website
- Become a complete solution provider to SMB's
  - Products are only part of the solution
  - ODP should consider providing higher margin services
  - Partner(s) can be leveraged to reduce the required capital investments and fill gaps in ODP's capabilities needed to offer extended categories of services, e.g., web site development
  - ODP should target currently underserved SMB's by becoming a one-stop solutions provider to SMB's through a deliberate omni-channel strategy
  - Focusing on SMB's will not alienate ODP's existing consumer customers
- Capitalize on ODP's position as the 5th largest online retailer, behind only Amazon, Staples, Apple and Dell (1)
  - Examples from leading online retailers
    - Wal-Mart & Amazon: Expanding online to have local stores/partners fulfill same day delivery
    - Staples: Becoming one stop shop for business fulfillment, similar to Amazon Marketplace for businesses

Notes:
1) OfficeMax Investor Day presentation, Nov. 16, 2011

BECOMING A COMPLETE SOLUTIONS PROVIDER TO SMB

STARBOARD VALUE

Office Depot should focus on building and extending it customer appeal through enabling omni-channel capabilities combined with new solutions and solutions focus

- Develop omni-channel capabilities to serve SMB's and other customers regardless of how they shop
  - Provide ODP employees with full visibility to customers history, open orders and preferences when interacting in stores, online, or over the phone
    - Example: allow customers to place order online and pick up in stores in the same day
  - Uniquely tailor customers' online and in-store experience to their needs and preferences
  - Change organizational focus and capabilities from product- or channel-centric to customer-centric
  - Develop incentive programs aligned with omni-channel strategy
- Extend product and service offerings to become one-stop solutions provider to SMB's
  - Subscription-based tech support / IT services
  - Managed print solutions
  - Office design solutions
  - Office Depot credit and loyalty programs
  - Website & domain name services

Notes:
1) For a more detailed discussion, please go to the Services / Category Extension slides in Growth Strategy section

OPPORTUNITIES ON INTERNET PLATFORM

STARBOARD VALUE

Office Depot has an opportunity to leverage its on-line platform to provide more products and services to SMB's and consumers

- Although it is the 5th largest online retailer, Office Depot lags Staples (#2 behind only Amazon) in expanding into the internet platform
  - Approximately 35% of Office Depot's revenue came from online, compared to Staples at over 40% (1)
  - Office Depot's online store offers approximately 70 thousand SKUs, compared to Staples' online store offering over 100 thousand SKUs
  - Office Depot should offer more products in its online stores

- Office Depot should investigate different approaches to expand its online presence, some of which have been adopted by other leading online retailers
  - Becoming a one-stop solutions provider for SMB's, capable of satisfying all their needs
  - Develop an ODP online store offering similar to Amazon Marketplace for SMB's, leveraging other sellers to offer more specialized products and services
  - Re-allocate some of the space in large stores to hold inventory for online/same day fulfillment

Notes:
1) Online revenue figures for each company was provided by OfficeMax Investor Day presentation, Nov. 16, 2011

DRIVING NEW VALUE WITHIN ODP

STARBOARD VALUE

Our vision is to focus on the needs of the SMB target customer, deliver crisp value propositions to serve their needs, and draw others who are attracted to the value propositions

Mix of Segment Revenue(1)


ODP
35%
65%
SPLS
35%
65%
SMB
All Other

Margin Rate


40%
35%
30%
25%
20%
15%
10%
5%
0%
+1000 bps
Large Business
Small/Medium Business

Serving SMB's will not turn off others

Consumers are highly sensitive to convenience /location, which we intend to enhance


Consumers
SMB's
Large Business
Public Sector

Large businesses and the public sector are sensitive to value, which we intend to retain

SMB's are underserved

- SMB's needs evolve as they grow, increasing their spend on adjacent categories
- Our research shows that SMB's are not well served in this space, based on NPS scores
- There is an opportunity for someone to emerge and address their needs

Notes:
1) Source: "Starboard Discloses 13.3% Ownership in Office Depot and Sends Letter to CEO and Board Directors", PRNewsWire, September 17, 2012

DRIVING NEW VALUE WITHIN ODP

SMB's have told us what a provider needs to demonstrate to win their loyalty

We conducted focus groups, online surveys, and individual interviews of SMB owners and purchasing managers, and heard the following:

Respect Me and My Time

"I wouldn't go completely out of my way to a store that's pretty far away just to save 10, 5%..its not worth it, because I'm very busy."
– Respondent


CORE NEEDS
$
Business
Life

Reward Me

"[membership rewards]..You can spend $50 dollars a year if you're getting some of those kinds of benefits...Its like Costco membership and quite often I've gotten back some [reward dollars]...I had one year that I maxed out...the more you spend, the more you get back."
– Respondent

My Business is My Life

" [supplies shopping]I'm the purchasing agent for everything, and even though it takes away from my time selling and trying to move things forward..."
– Respondent

DRIVING NEW VALUE WITHIN ODP

STARBOARD VALUE

To address the SMB's core needs, ODP must implement four Growth Strategy to reposition themselves as the provider of choice

Core Needs
- Respect Me and My Time
- My Business is My Life
- Reward Me

GROWTH STRATEGY TO ADDRESS CORE NEEDS

Engagement Model

Redesign the way in which ODP engages the SMB, understands their needs, and provides solutions

- New selling processes and tools
- Re-aligned incentives
- Institutionalize selling culture

True Omni-Channel Presence

Recognize the customer whenever and wherever they choose to engage with us to improve the context of the engagement

- Visibility of customer information across all channels
- Individualized shopping experience

Reinvented Loyalty Program

Dramatically simplify the rewards mechanisms to increase the perception of value and ease of use

- New loyalty program
- ODP debit cards
- Simplified rules and rewards mechanisms

Services / Category Extensions

Expand services and adjacent categories where ODP can grow share of mind and share of spend

- IT services
- Managed Print
- Office Design
- Web services
- Mobile phones / activation

DRIVING NEW VALUE WITHIN ODP – NEW ENGAGEMENT MODEL

Our changes will transform the customer relationship with ODP from "Order Taking" to "Solution Selling"

Evidence of Problem

- Declining average order value
- Declining traffic
- Interaction with staff in stores and BSD
- Online lack of personalization/ recommendation engine

Key Action Levers

- Institutionalize a selling culture
- Deploy best-in-class sales processes and tools
- Provide employees with instant access to product and customer information
- Align incentives to solution selling
- Make employees customer segment aware and able to provide tailored solutions

Forthcoming employee testimonial: "Selling is what I do and I have the skills and tools to be good at it"

DRIVING NEW VALUE WITHIN ODP – NEW ENGAGEMENT MODEL

Our changes will transform the customer relationship with ODP from "Order Taking" to "Solution Selling"

Revenue and Operating Profit Impact


$ in millions
$500
$400
$300
$200
$100
$-
$(100)
$12
$66
$164
$290
$442
$(17)
$(1)
$22
$54
$89
2013
2014
2015
2016
2017
Incremental Revenue
Incrementa Op Income

Assumptions:

- *Implementation begins in 2013*
- *Improved engagement model entices increasing proportion of customers across all channels to shop more frequently*
- *By 2017, 20% of ODP's customer base increase transaction frequency (1 additional transaction per year)*
- *Gross margin rate and basket size is equal to current base to isolate impact of other initiatives*

Previous opportunities	$503 million
+ New Engagement Model	$ 89 million
Cumulative opportunity	$592 million

Forthcoming employee testimonial: "Selling is what I do and I have the skills and tools to be good at it"

DRIVING NEW VALUE WITHIN ODP – NEW ENGAGEMENT MODEL

Key action levers to achieve benchmark(1) performance include:

Key Action Levers	Details
Institutionalize a selling culture	• Implement customer selling and engagement model • Align store labor model and schedule to emphasize customer engagement
Deploy best-in-class sales processes and tools	• Implement daily sales tracking and scorecards • Provide additional sales training to all associates
Provide employees with instant access to product and customer information	• Provide an integrated access to data across all channels
Align incentives to solution selling	• Implement sales incentives which encourage broader solution selling – Example: Creating an ink replenishment solution instead of simply selling ink cartridges
Make employees customer segment aware and able to provide tailored solutions	• Implement customer segmentation • Develop unique segment value propositions

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DRIVING NEW VALUE WITHIN ODP – TRUE OMNI-CHANNEL PRESENCE

STARBOARD VALUE

In the new ODP Omni-Channel model, associates will have real-time, in depth knowledge of individual customers in order to better serve them regardless of channel

Evidence of Problem

- Online performance lagging those of industry leaders
- Low presence of SMB in customer mix
- Difference customers have different channel preferences:

Segment	Head of household	Home Office	Office base 1-5 emp	Office base 6-24 emp	Multi-loc 25-75 emp	National, Global
Preferred Channels	Store, Web, Mobile	Store, Web, Mobile	Store, Web, Mobile	Store, Web, Catalog	Web, Catalog, Account	Integrated Web, Account
Relationship Construct	Loyalty Program, Club	Loyalty + Subscription, Club	Loyalty + Subscription, Club	Contract + Subscription, Club	Contract + Subscription, Personalized	Contract, Integration, Personalized

Key Action Levers

- Customer experience in all channels will be uniquely tailored to their needs and preferences
- ODP employees will have full visibility to customer history, open orders and preferences when interacting
- Organizational focus and capabilities will be customer-centric rather than product- or channel-centric
- Incentives aligned with omni-channel strategy

Forthcoming customer testimonial: "I see a reflection of my business in every interaction with ODP, regardless of channel"

DRIVING NEW VALUE WITHIN ODP – TRUE OMNI-CHANNEL PRESENCE

In the new ODP Omni-Channel model, associates will have real-time, in depth knowledge of individual customers in order to better serve them regardless of channel

Revenue and Operating Profit Impact


$250
$200
$150
$100
$50
$-
$(50)
$ in millions
$9
$(1)
$45
$7
$93
$19
$144
$30
$198
$43
2013
2014
2015
2016
2017
Incremental Revenue
Incremental Op Income

Assumptions:

- *Implementation begins in 2013*
- *Improved omni-channel experience entices customers to increase spend (personalization and recommendation drives transaction size)*
- *20% of customers are positively impacted by omni-channel resulting in 10% increase in average order value*

Previous opportunities	$592 million
+ Omni-Channel	$ 43 million
Cumulative opportunity	$635 million

Forthcoming customer testimonial: "I see a reflection of my business in every interaction with ODP, regardless of channel"

DRIVING NEW VALUE WITHIN ODP – TRUE OMNI-CHANNEL PRESENCE

Key action levers to achieve benchmark[(1)] performance include:

Key Action Levers	Details
Customer experience in all channels will be uniquely tailored to their needs and preferences	• Implement tailored customer engagement model based on segmentation
ODP employees will have full visibility to customer history, open orders and preferences when interacting	• Implement real time customer information capability
Organizational focus and capabilities will be customer-centric rather than product- or channel-centric	• Implement customer segmentation • Design customer-specific value propositions • Create a mindset focused on fulfilling customer needs rather than selling products features
Incentives aligned with omni-channel strategy	• Create a consistent incentive structure across all channels
Expand online market share	• Develop an effective web strategy to compete more effectively with SPLS / OMX and other major online retailers with presence in the office supply market, e.g., Amazon.com and Costco

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DRIVING NEW VALUE WITHIN ODP – NEW LOYALTY PROGRAM

The new ODP loyalty program is simple to understand, convenient to use, and drives increased shopping frequency and spend

Evidence of Problem

- NPS scores and customer interviews demonstrated that there is little loyalty in this industry, and customers would be willing to increase their frequency of purpose if the company offered clear and consistent value

Key Changes

- Create an industry-leading customer loyalty program that is easy to understand and easy to use
- Debit card based
- Better visibility into customer behavior and subsequent tailoring
- The reinvention could include expansion to various business model:
  - Private label debit cards
  - Advantaged pricing for members
  - Clubs
  - Group rates on common SMB purchases like vehicles and insurance

Forthcoming customer testimonial: "Being rewarded for my loyalty is effortless"

DRIVING NEW VALUE WITHIN ODP – NEW LOYALTY PROGRAM

STARBOARD VALUE

The new ODP loyalty program is simple to understand, convenient to use, and drives increased shopping frequency and spend

Revenue and Operating Profit Impact



$350
$300
$250
$200
$150
$100
$50
$-
$ in millions
$118
$219
$267
$297
$326
$5
$16
$22
$24
$27
2013
2014
2015
2016
2017
Incremental Revenue
Incremental Op Income

Assumptions:

- *Implementation begins in 2013*
- *By 2017, 33% of SMB and 15% of Consumers will enroll in the program*
- *Planning assumption: average order value will increase by 15% and transaction count will increase by 12.5%*
- *The program will offer customers with a 5% pricing incentive*
- *5% of customer attrition can be avoided*

Previous opportunities	$635 million
+ Loyalty Program	$ 27 million
Cumulative opportunity	$662 million

Forthcoming customer testimonial: "Being rewarded for my loyalty is effortless"

DRIVING NEW VALUE WITHIN ODP – NEW LOYALTY PROGRAM

STARBOARD VALUE

Key action levers to achieve benchmark [1] performance include:

Key Action Levers	Details
Create an industry-leading customer loyalty program that is easy to understand and easy to use	• Eliminate points and redemption process • Implement standard percent off all purchases
Debit card based	• Implement an Office Depot-branded debit card
Better visibility into customer behavior and subsequent tailoring	• Capture detailed purchase data unique to each customer • Implement personalized promotions and campaigns based on the captured data

Previous loyalty programs from other leading retailers have led to increased sales of 30~40%

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DRIVING NEW VALUE WITHIN ODP – SERVICE / CATEGORY EXTENSIONS

Starboard Value

ODP will add key adjacent products/services to increase their share of the customers' spend

Evidence of Problem	• Percent of sales in services and high margin products is low compared to major competitors and industry leaders
Key Changes	• Enter / accelerate adjacent categories with growing demand among SMB's • Focus on subscription-based services to create lasting customer relationships

Forthcoming customer testimonial: "My office is anywhere I am and Office Depot is at my fingertips"

DRIVING NEW VALUE WITHIN ODP – SERVICE / CATEGORY EXTENSIONS

STARBOARD VALUE

ODP will add key adjacent products/services to increase their share of the customers' spend

Revenue and Operating Profit Impact



$ in millions
$1,000
$800
$600
$400
$200
$-
2013
2014
2015
2016
2017
$39
$177
$514
$714
$938
$12
$59
$179
$245
$317
Incremental Revenue
Incremental Op Income

Assumptions:

- *Implementation begins in 2013*
- *Mobile/smart phone sales growing to 2 units/day/store*
- *Convert 4% of ODP's SMB customer base to comprehensive subscription-based tech support model*
- *Have 50,000 printers/copiers (toner/paper) under a replenishment arrangement*
- *Capture 13.3% of the SMB Office Design spend*

Previous opportunities	$662 million
+ Service/Cat. Extension	$317 million
Cumulative opportunity	$979 million

Forthcoming customer testimonial: "My office is anywhere I am and Office Depot is at my fingertips"

DRIVING NEW VALUE WITHIN ODP – SERVICE / CATEGORY EXTENSIONS

STARBOARD VALUE

Key action levers to achieve benchmark[(1)] performance include:

Key Changes	Details
Enter / accelerate adjacent categories with growing demand among SMB's	• Mobile phones and activation in store – Partner with mobile service providers to provide activation service in store in addition to selling mobile phones • Expand managed print solutions in U.S. – Accelerate and expand managed print services in existing and new SMB/corporate accounts • Offer office design services – Develop office design services to complement and expand office furniture product offering • Expanded network of partner service offerings that address key pain points – Develop a network of 3rd party value-add service partners to provide adjacent solutions, e.g., insurance, travel and accounting, to SMB's
Focus on subscription-based services to create lasting customer relationships	• Develop recurring revenue stream through subscription-based services to SMB's, e.g. technical support

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DRIVING NEW VALUE WITHIN ODP

In addition to addressing the enablers, ODP must immediately begin conducting tests to determine customer and market acceptance

Enablers

- Engagement Model
- True Omni-Channel Presence
- Services / Category Extensions
- Reinvented Loyalty Program

14 Tests to Uncover Winning Propositions

Immediately Promising ↕ Eventually Promising

Solution Bundles/ Packages	My Office Away From Home	Preferred Provider to SMB Groups	In-store Workshops for SMB's
Business Pro Network	Big Data for Small Business	Concierge for SMB	Club Model
Hub and Spoke	Outfit My Business	Family Friendly	Website Services
	Promote My Business	Meaningful Alliances	

Applicable In-store | Applicable Omni-channel

DRIVING NEW VALUE WITHIN ODP

STARBOARD VALUE

Description of concepts to be tested

Solution Bundles/ Packages	• Provide complete solution bundles at package pricing • In-store and online	Today ODP does not easily allow the customer to visualize and understand all the pieces and parts that make a complete solution. ODP can create visual displays in store and online, along with checklists, supported by helpful advice and recommendations, to make any purchase more complete. This supports the Respect My Time value proposition, and if the solution bundle/package contains a promotional discount, also addresses Reward Me (could be linked to Loyalty Program).
My Office Away From Home	• In-store office space • Demonstrate solutions • Capture product and service needs	Convert excess space into working space for professionals who need a space to work – whether just to get out of the house or while they are traveling. Outfit the space with office furniture that the professionals can purchase (funded by the vendors), WiFi, high-quality video conference capabilities, and secretarial services. The professional can easily access printing/copy and shipping services, and pick up any supplies needed. Technical support is also available. Space and secretarial services can be rented, with discounts for members of the loyalty program.
Preferred Provider to SMB Groups	• National and local partnerships • Networking • Co-marketing/promotion	ODP has the opportunity to partner with professional and networking organizations that serve SMB's to become the preferred provider of business-oriented solutions. Imagine a national group like Ernst & Young's Entrepreneur of the Year program, or the myriad local organizations represented in every market ODP serves. Through this effort, ODP can promote the organization in store and online, and likewise, the organization can promote ODP.
In-store Workshops for SMB's	• Educate SMB's • Networking • Traffic and engagement	ODP will promote sessions for local professionals to help customers understand critical topics for running their business, like accounting basics, records retention, critical legal issues, professional networking. These local professionals could be suppliers to ODP, and their services could be paid through ODP's POS system. While in-store, SMB's can pick up supplies for all their needs, and learn about additional services available through ODP's network.

Applicable In-store | Applicable Omni-channel

DRIVING NEW VALUE WITHIN ODP

STARBOARD VALUE

Description of concepts to be tested

Concept	Key features	Description
Business Pro Network	• Appointment-based access to professionals • Legal, insurance, marketing, tech support	Small businesses and entrepreneurs often don't have the resources and access to expertise that larger companies provide. The Business Pro network, an appointment-based service in store and online, offers access to a screened network of experts in incorporation, insurance, web design, marketing and technical support that can help you as needed, or on an ongoing basis. Since the service is billed through ODP, you qualify for rewards points and special offers.
Big Data for Small Business	• Customer, industry and macro trends • Knowledge and insight to make the SMB as smart as the large businesses	Large businesses have internal and external data available to them which, when analyzed effectively, gives them a competitive advantage in understanding markets, customers, trends, and disruptors. Big Data for Small Business offers customer, industry, and macro trends that provide the knowledge and insights to micro, small and medium businesses through a web portal subscription, for a fee or as a benefit of a loyalty program.
Concierge for SMB	• Personal solution assistant • Commission-model	Introducing "Your Concierge" from ODP, your personal solution assistant that is there to advise and support your ever changing needs. The Concierge works on a commission basis, and is your advocate for finding the solution that fits within your budget.
Club Model	• Access to exclusives and group rates • Day-in-day-out savings	SMB's are worried about their bottom line, don't have spare time, and they need peace of mind that they are not overpaying since it's coming directly out of their pocket. They do some homework here and there but ultimately gravitate to a pattern that they do not have to overthink. For a modest annual fee, the small SMB would get many perks that larger accounts get (guaranteed discounts, free delivery, pooled resources, etc.) Most importantly, they would get a comprehensive assortment of office supplies and equipment with day-in-day-out savings so they no longer have to go from place to place looking for the best option.

Applicable In-store | Applicable Omni-channel

DRIVING NEW VALUE WITHIN ODP

Description of concepts to be tested

Concept	Key features	Description
Hub and Spoke	• Club-like model • Courier delivery for urgent needs • Fulfilled from central store location	Business customers prefer to do most of their business supplies, equipment and services online and/or with a preferred supplier (with or without an account). But every need isn't predictable and some stuff can't wait for a 1-2 day delivery. If ODP scales back stores, the customer would still have an *immediate* fulfillment option that would get them the same pricing discounts/rewards that they get with direct fulfillment. They could go to a centralized hub location or have it couriered to their office – whatever option was preferred. For a small annual fee and participation in the loyalty program, the customer the customer would be entitled to a set number of emergency deliveries.
Outfit My Business	• Office design • Solution upsell • Branded alliances (e.g., IKEA, Pottery Barn)	Available in-store and online, ODP will provide appointment-based access to a professional designer (DesignPro), who will visit your office location (or at an ODP store) to discuss your needs and design the right environment for you. From office furniture, to the perfect break room, to the technical infrastructure required to operate your business, the DesignPro can pull together options and pricing. Furniture options could include product from non-traditional partners, like Ikea or Pottery Barn.
Family Friendly	• Scrapbooking/crafts • Stay and play, while parents take care of business	Convert excess space into a family friendly zone, which encourages kids and their parents to be creative. Partner with Archivers to provide scrapbooking and crafts items. Classes and events can be scheduled to encourage interaction with other families. SMB Parents can take advantage of services which can be scheduled to coincide with the kids' classes, including meetings with professionals (legal, tax, etc.) as well as printing, shipping and technical support. Bring your tablets and smartphones to download the latest family friendly apps.
Website Services	• Develop customized websites • Domain name registration	Develop partnerships with leading online service providers to enable ODP to assist SMB's in developing their website and e-commerce capabilities. Help SMB's to register domain name, build and maintain website, and e-commerce platform

Applicable In-store | Applicable Omni-channel

DRIVING NEW VALUE WITHIN ODP

STARBOARD VALUE

Description of concepts to be tested

Concept	Ideas	Description
Promote My Business	• Setup your web and social networking • Online/in-store network to connect small businesses	Most small businesses need help when they are starting out with website design, logo creation, and business cards. But how do they get word out to their target customers that they are in business? ODP can help by creating an in-store and online network to help businesses connect to each other, with localization, reviews/recommendations, and if services are selected, rewards can be offered to the buyer, paid by the seller, with a referral fee to ODP to maintain the network. Events can be hosted in store and online.
Meaningful Alliances	• Category partnerships • Brand enhancement	ODP can expand options available to its customers and increase its brand perception by forging productive alliances with other brands. Imagine Ikea furniture available in-store and online or Archivers for scrapbooking and craft related products. ODP should pursue only those relationships which augment their positioning as the solution provider to SMB's, or address underutilization of space or expanded online assortment requirements. This should augment existing offerings, or be a preferred outsource where internal capabilities to manage the category are inefficient or non-existent.

Applicable In-store | Applicable Omni-channel

WE BELIEVE…

STARBOARD VALUE

- ODP needs to focus on SMB as the target customer
- Sustaining the current operating model will not address the SMB's needs
- There are four transformational enablers that ODP must address to set the stage for growth
- There is room in the industry for a new player who will change the game to serve the SMB needs across all channels

ODP needs transformation, not just optimization

NEW REAL ESTATE STRATEGY

NEW REAL ESTATE STRATEGY – MEDIUM SIZE STORES

- Our initial analysis suggests that converting current stores to medium size format has much better chances of success, and will be accretive to ODP's profitability

All $ figures are in thousand except square footage & $/sqft	Current Store (1)	Medium Format Store
Square foot	*23,000*	*15,000*
Revenue / Sqft	*$175*	*$267*
Revenue impact	**$4,000**	**$4,000**
Gross margin (2)(3)	**$960**	**$1,028**
Operating expenses (4)(5)	**$727**	**$694**
Operating profit	**$233**	**$334**
Operating profit margin	*5.8%*	*8.4%*
Total operating profit impact per converted store		**$101**

Notes:
1) Source: ODP's 10-K SEC filing for 2012, and transcript of Q3, 2012 ODP Earnings Conference Call on November 6, 2012
2) Includes Distribution costs
3) Assume same COGS %, and savings in rent of $68K per store per year, due to smaller store footprint and rent increase of $16/sqft to $20/sqft
4) Excludes Distribution costs
5) Labor cost savings due to smaller footprint and SKU reduction is assumed to average 0.75 FTE for medium stores (~33K/year)

NEW REAL ESTATE STRATEGY – REPLACE LARGE STORE WITH 2 OR MORE SMALLER/MEDIUM STORES IN SELECTED LOCAL MARKETS

STARBOARD VALUE

- In markets with high customer density, it may be advantageous to have two or more smaller stores instead of one giant store
  - Proximity to more customers in the area
  - More flexibility in planning store layouts, product assortments, and promotions
  - Better engagement with customers, better customer experience

- However, as shown in our earlier analysis, the small store approach may not be financially beneficial if applied to a large number of stores
  - Target stores must be judiciously selected, cost-benefit trade-offs thoroughly analyzed, and the conversions carefully planned and executed in order to reap the benefit offered by the small store model

NEW REAL ESTATE STRATEGY – ALLOCATE PART OF THE LARGE STORE FOOTPRINT TO FULFILL ONLINE ORDERS

- For large stores with long-term leases, part of the store may be converted to warehouses to fulfill local online orders
  - Exploit "comparative" fulfillment advantage based on proximity to customers
  - Better (in terms of time and cost) able to fulfill next-day/same-day, delivery orders for local customers
    - This can be leveraged to compete with online retail giants such as Amazon
  - Improved customer availability for both in-store and online fulfillment

STARBOARD VALUE

100 DAY PLAN

OUR PLAN IS URGENT – WE INTEND TO ACHIEVE RUN-RATE VELOCITY WITHIN 12-18 MONTHS

STARBOARD VALUE

Subsequent planning and implementation work will follow the initial 100 Days that will be required to achieve run rate savings within a 12 to 18 month time frame

	I. Strategic and Operational Assessment & Launch "Quick Hits"	II. Optimize Current State, Execute Close-in Opportunities, Validate and Plan for Long-term	III. Long-term Recovery Strategy
ACTIONS	▪ Assess, validate, and quantify opportunities – Strategy: SBU Assessment (Performance, Trajectory, Capabilities, Investments) – Revenue: Merchandising Effectiveness, Marketing Effectiveness, Channel Assessment – Operations: Distribution, Sourcing, Retail Ops – SG&A: Selling Costs, G&A, Corporate Structure ▪ Assess structure and talent across the organization ▪ Identify and take immediate action on "quick hit" opportunities	▪ Work with management and BOD to select and prioritize opportunities ▪ Develop performance improvement plan with milestones and measurements ▪ Determine where resources are required to support plan implementation ▪ Assign budget oversight and accountability ▪ Refine analysis on longer-term opportunities recommended for further study	▪ Implement changes across entire organization ▪ Transition ownership and execution from "SWAT" teams to on-going/daily operational management ▪ Oversee and track success

Develop long-term, multi-channel merchandising, marketing, and category/service strategy

TIME

100 Days

On-going

TOTAL MARGIN IMPROVEMENT OPPORTUNITIES

STARBOARD VALUE

After implementing our plan, we believe that ODP has the opportunity to achieve $776 million in annual EBIT (7.3% margin) after full implementation of the Efficiency & Effectiveness Initiatives and the Growth Strategy

Annual EBIT Run Rate After Full Implementation



In $ Million
Efficiency & Effectiveness Initiatives
Growth Strategy
$1,200
$1,000
$800
$600
$400
$200
$0
$96
0.9% Margin
$215
$95
$122
$33
$38
$89
$43
$27
$317
$1,075
$299
$776
7.3% Margin
Base EBIT
G&A
Advertising
Distribution
SKU/Supplier Rationalization
Direct Sourcing
New Engagement Model
Omni-Channel
Loyalty
Services / Category Extensions
Total EBIT
Risk Adjustment
Risk Adjusted EBIT

Notes:
1) Based on ODP 10-K for 2012

SUMMARY LEVEL PLAN

The work plan is aligned against the business case objectives and organized by our major efficiency & effectiveness initiatives and the strategic growth enablers

		Potential EBIT Improvement $M
Efficiency & Effectiveness Initiatives	Business Unit Strategic Review	---
	G&A	$215
	Advertising	$95
	Distribution	$122
	SKU / Supplier Rationalization	$33
	Direct Sourcing	$38
	Merger Planning	---
Topline Growth Enables	New Engagement Model	$89
	True Omni-channel	$43
	Reinvent Loyalty Program	$27
	Services / Category Extensions	$317


Day 1
Day 100

DETAILED LEVEL PLAN



Week
Statu s
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Business Unit Strategic Review
Assess North American Retail
Business Unit Strategy review and SWOT
Current/Project Performance
P&L/Assets/Operational Metrics
Forecast/Trajectory review
Capabilities review
Organization and Talent review
Key programs and investments
Assess Business Solutions Division
Business Unit Strategy review and SWOT
Current/Project Performance
P&L/Assets/Operational Metrics
Forecast/Trajectory review
Capabilities review
Organization and Talent review
Key programs and investments
Assess International
Business Unit Strategy review and SWOT
Current/Project Performance
P&L/Assets/Operational Metrics
Forecast/Trajectory review
Capabilities review
Organization and Talent review
Key programs and investments
Assess Potential Merger Implications to Priorities
Based on Merger progress and timing
Over-weight Achievement of Financial Goals
Validate Strategic Reviews against Hypothesis
Prioritize focus areas based on assessment

LEGEND:	= Major Focus Area	STATUS	50% = on plan, 50% complete	OWNER =	person accountable to the outcome
	= Key Activity within a Focus Area		= managed issues		
	= Actions within an Activity		= off plan	◆ =	decision point
	= Activities that occur predominantly post-100 Days		= complete		

DETAILED LEVEL PLAN

STARBOARD VALUE

Week

	Status	Owner	1	2	3	4	5	6	7	8	9	10	11	12	13	14
G&A																
Review current investment portfolio																
Capital and Expense																
IT new development																
Store capital - Open, Close, Reset																
Web																
Other																
Build revised/realigned Investment Portfolio																
Assess internal general and administrative data																
Review financials																
Validate against hypothesis																
Prioritize focus areas based on assessment																
Functional within Business Unit																
Web site and supporting functions																
BSD-Retail Cross-functional synergies																
Assess key non-merch vendors and suppliers																
Assess Corp Organizational structure																
Management talent / capability																
Prioritize focus areas based on assessment																
Cross-functional synergies																
Talent / capability gaps																
Review HR policies and practices																
To meet regulatory requirements																
Understand HR Corp strategy and Organization																
Review key HR employee contracts / agreements																
Review Compensation and Benefits																
Understand current benefits plans and contract terms																
Inventory health and wellness plans - employees and retirees																
Understand financial and legal obligations																
Develop strategy to rationalize and optimize benefits policies, plans and terms																
Define org structure, reporting relationships, roles and responsibilities																
Rationalize corp titles, functions, and job descriptions																
Rationalize BU titles, functions, and job descriptions																

LEGEND:
- = Major Focus Area
- = Key Activity within a Focus Area
- = Actions within an Activity
- = Activities that occur predominantly post-100 Days

STATUS:
- 50% = on plan, 50% complete
- = managed issues
- = off plan
- = complete

OWNER = person accountable to the outcome

◆ = decision point

DETAILED LEVEL PLAN


Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Create action plans against G&A targets
By Corporate Functional area
Retail Field organization
Regional
District
Retail Stores
Time Allocation assessment - % cust facing
Large format
Small format
BSD Field organization
Direct
Contract
BSD Call Centers - internal and 3rd party
Direct
Contract
Web
Site Management and Content Management
Site support and maintenance
Crossfunctional synergies
NA Retail and BSD
Global
Prioritize by $, cust experience, and support of strategic change
Vendor/Supplier key contract renegotiations
Top 10 largest contracts to lower cost near term
Implement prioritized changes
Renegotiate non-merch procurement contracts
HR and Change Management task force
Scorecard and Measure G&A reduction targets
Escalate variances
Modify plans to recapture variance

LEGEND:		STATUS		OWNER =	
[dark grey]	= Major Focus Area	50% [green]	= on plan, 50% complete		person accountable to the outcome
[blue]	= Key Activity within a Focus Area	[yellow]	= managed issues		
[orange]	= Actions within an Activity	[red]	= off plan	◆ =	decision point
[light green]	= Activities that occur predominantly post-100 Days	[black]	= complete		

DETAILED LEVEL PLAN


Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Advertising
Assess current spend and effectiveness
Measure effectiveness and historical trend
By Advertising channel
Print
TV/Radio
Web
Mobile
Social
Validate against hypotheses
Advertising Agency assessment
Benchmark[1] agency effectiveness
Confirm current agency or begin process to change
Develop Agency change out plan
Adjust spend in controlled tests
By customer segment
By advertising channel
Print
TV/Radio
Web
Mobile
Social
Measure results
to cost reduction targets
against traffic and market share
Escalate variances
Start, Stop, Continue, Modify
Make adjustments to attain results

LEGEND:
- = Major Focus Area
- = Key Activity within a Focus Area
- = Actions within an Activity
- = Activities that occur predominantly post-100 Days

STATUS:
- 50% = on plan, 50% complete
- = managed issues
- = off plan
- = complete

OWNER = person accountable to the outcome

◆ = decision point

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DETAILED LEVEL PLAN


Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Store Model - U.S. Footprint
Assess store performance of various models/sizes current deployed
Against competition
Customer perception of each
Risk adjust based on length of time in market
Validate against hypothesis
Against potential new business strategies
Include customer research in assessment
Define near term plan to maximize store effectiveness
By format in context of performance and lease
Excess space scenarios
Build out options for excess space
Cost Benefit analysis for space options
Prioritize changes
Implement quick hit changes
to achieve quick hit improvements
Define mid-term excess space options
Scorecard and Measure
Escalate variances
Store Model - U.S. New Store Opening
Assess NSO (New Store Opening) capability
Review current NSO process
Against external benchmark[1]
By store size
Go-No go decision based on magnitude of cost take-out
Create action plans to reduce capital per NSO
Cost reduction workout exercise
Revised NSO capital and expense targets
Deploy new NSO process and cost structure
Measure NSO cost reductions to target
Escalate variances
Make adjustments to attain results

LEGEND:	■ = Major Focus Area	STATUS: 50% = on plan, 50% complete	OWNER = person accountable to the outcome
	■ = Key Activity within a Focus Area	= managed issues	◆ = decision point
	■ = Actions within an Activity	= off plan	
	■ = Activities that occur predominantly post-100 Days	= complete	

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DETAILED LEVEL PLAN

Week

	Status	Owner	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Real Estate - U.S.																
Quick-Hit Real Estate assessment																
Review current Real Estate plan																
Pareto assessment																
By market penetration versus competitor																
By lease length and strength																
By store size																
Validate against hypotheses																
Prioritize changes						◆										
Modify near-term Real Estate plan																
Store relocations								◆								
Store openings by size								◆								
Store closings								◆								
Real Estate Strategy - Define long term strategy																
Design to support modified customer/channel strategy																
By market penetration versus competitor																
By customer demographic and trends																
Merge quick hit and long term strategies																
Deploy long term Real Estate strategy																
Store relocations														◆		
Store openings by size														◆		
Store closings														◆		
Real Estate - International																
Assess role of physical retail in international strategy																
4 Wall Profitability analysis in total, by geography, by store																
include Customer channel preference in assessment																
Weight of International retail on G&A and Capital investment																
Direct affect on International business																
Affect on global cost and investment																
Consider country specific market share																
Consider country specific regulations																
Define long term Real Estate strategy																
Stay/Exit decision													◆			
Build plan to fit strategy																
Execute new strategy																

LEGEND:		STATUS		OWNER = person accountable to the outcome
	= Major Focus Area	50%	= on plan, 50% complete	
	= Key Activity within a Focus Area		= managed issues	
	= Actions within an Activity		= off plan	◆ = decision point
	= Activities that occur predominantly post-100 Days		= complete	

DETAILED LEVEL PLAN

STARBOARD VALUE



Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Distribution
Assess Physical Supply Chain
DC and Transportation Network Design
Transportation
Inbound from Supplier
DC and Direct to Store
Reverse Logistics
Carrier Management
Distribution
Receiving, Putaway, Picking, Fulfillment
Cross Docking
Supplier Operational Compliance
Direct to Customer - Web and Store sales
Store Operations
Scheduling, Receiving, Merchandising
Returns Processing
Delivery
Benchmark(1) current Delivery network
Design Revamped Delivery model
Reverse logistics
Assess Inventory Management
Inventory Planning and Execution
Demand and Lead time Forecasting
Order Cycle, Replenishment, Special Orders
Assess Merchandise Planning & Analysis
Sales, Margin, and Inventory
Markdown Planning and Execution
Open-to-Buy
Create action plans and assess cost benefit of each
Prioritize by $ and emerging biz strategy
Implement quick hit changes
Project team by major deliverable
Measure Distribution improvement/cost reduction

LEGEND:		STATUS		OWNER =	
(dark grey)	= Major Focus Area	50%	= on plan, 50% complete		person accountable to the outcome
(blue)	= Key Activity within a Focus Area	(yellow)	= managed issues		
(orange)	= Actions within an Activity	(red)	= off plan	◆ =	decision point
(light green)	= Activities that occur predominantly post-100 Days	(black)	= complete		

(1) Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DETAILED LEVEL PLAN

STARBOARD VALUE

Status	Owner	1	2	3	4	5	6	7	8	9	10	11	12	13	14



Week

Merchandising - Pricing, Buying, Sourcing

- Assess Merchandising effectiveness
  - Against Price, Mix/SKU Rationalization, Sourcing
  - Across direct, web, retail
  - Across branded and private label
  - Validate against hypotheses
- Assess Merchandising processes and capabilities
  - Current state mapping
  - Benchmark[1] to Tool Provider experience
- Create action plans and assess cost benefit of each
  - Across Category
  - Category specific
  - Prioritize by $, cust experience, and support of strategic change
- Design, build and implement Quick Hit initiatives
  - Tap current Merch systems capability
  - Portfolio tactics defined
  - Assortment plan revised
  - Transition planning and management
  - SKU Rationalization
  - Private Label improvements
  - Pricing improvement go get
- Measure Merchandising Effectiveness Quick Hit changes
  - Against each initiative's Improvement targets
  - Across Productivity, Profitable Growth, Customer
- Escalate Store Merch Effectiveness variances
  - Stop, Continue, Modify
  - Make adjustments to attain results
- Initial Design of long term capability improvements
  - Portfolio
  - Assortment
  - SKU Rationalization
  - Private Label improvement
  - Pricing improvement
- Implement long term capability improvement

LEGEND:		STATUS			OWNER = person accountable to the outcome
(dark grey)	= Major Focus Area	50%	= on plan, 50% complete	◆	= decision point
(blue)	= Key Activity within a Focus Area	(yellow)	= managed issues		
(orange)	= Actions within an Activity	(red)	= off plan		
(light green)	= Activities that occur predominantly post-100 Days	(black)	= complete		

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DETAILED LEVEL PLAN

STARBOARD VALUE



Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14

Merchandising - Store Reset Process

- Assess Store Merch Reset capability
  - Review current store level merch reset process
  - Against internal goals and external benchmarks[1]
    - Cost, Lift, Operational execution
- Create action plans and assess cost benefit of each
  - By store model, geography, customer
  - Prioritize by $, cust experience
- Store Merch Reset capability - finalize revised plan
  - By store model and geography
  - By individual store
- Measure Store Merch Reset process and cost reduction
  - By store model and geography
  - By individual store
- Escalate Store Merch Effectiveness variances
  - Stop, Continue, Modify
  - Make adjustments to attain results

LEGEND:		STATUS			OWNER =	
	= Major Focus Area		50%	= on plan, 50% complete		person accountable to the outcome
	= Key Activity within a Focus Area			= managed issues		
	= Actions within an Activity			= off plan	◆ =	decision point
	= Activities that occur predominantly post-100 Days			= complete		

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail, by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DETAILED LEVEL PLAN

STARBOARD VALUE



Week
Statu s
Owner
1 2 3 4 5 6 7 8 9 10 11 12 13 14
Merger Planning and Preparation
External Assessment of Merger Partner
Similar Diligence Process to ODP Assessment
Research to Understand Current Customer
Validate Assumptions in Merger Business Case
Assess Strategic Considerations
Brand and Strategic Positioning
Consumer and SMB Customer
Validate Business and Financial Value of Merger
What is Precious and What is Expendable
Organization and Talent Considerations
Leadership Structure
Organizational Structure
Leadership Talent Assessment
Metrics, Goals, Incentive Plans during Transition
Business Process Considerations - Initial View
Accelerators and Barriers
Business Capabilities to Support Merger
Technology Capabilities to Support Merger
Tactical Investment Considerations
New Store Openings
Distribution Network
Marketing and Branding and Advertising
Web Site Capability and Systems Investments
BSD Change Initiatives currently Underway

LEGEND:	= Major Focus Area	STATUS	50% = on plan, 50% complete	OWNER =	person accountable to the outcome
	= Key Activity within a Focus Area		= managed issues		
	= Actions within an Activity		= off plan	◆ =	decision point
	= Activities that occur predominantly post-100 Days		= complete		

DETAILED LEVEL PLAN


Week
Statu s
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14

Engagement Model

- Assess Sales Effectiveness
  - BSD selling model
  - Retail selling model
  - Validate against hypotheses
  - Compensation and incentive model
  - Services delivery effectiveness
    - Internally delivered
    - 3rd Party delivered
- Assess Customer Support
  - By channel
  - By Customer segment
- Design new Engagement model
  - BSD Sales Leadership
  - Retail selling model
  - Compensation model
  - Field execution model
  - Platform to support sales effectiveness
    - Define requirements
    - Select platform
  - Define and build Quick Hits
- Implement Quick Hits
  - Incremental to current engagement model
- Implement new engagement model
  - Define pilot approach
  - Deploy new engagement model to pilot
  - Change Management program to support
- Measure Engagement model pilot
- Scale new Engagement model

LEGEND:	= Major Focus Area	STATUS	50% = on plan, 50% complete	OWNER = person accountable to the outcome
	= Key Activity within a Focus Area		= managed issues	
	= Actions within an Activity		= off plan	◆ = decision point
	= Activities that occur predominantly post-100 Days		= complete	

DETAILED LEVEL PLAN



Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Omni-Channel
Assess core capabilities
Scalability/Flexibility/Horizontal integration
By sales channel
By customer experience
Create Capability map
Assess core Systems
Assess key systems required to support change
Stability/Scalability/Supportability
Architecture, Middle-ware, Infrastructure
Vertical or Horizontal implementation
Data Warehouse - Cust, Financial, Sales
History, Depth, Cross-business unit
Business Intelligence
Reporting, Score carding
AdHoc analytics
Create Systems to Capabilities map
Omni-Channel Customer experience
Define Customer Portal architecture
Define Employee omni-visibility to Customer
Create Capability and Systems plan
Design and Deploy Omni-channel Capabilities

LEGEND:	= Major Focus Area	STATUS	50% = on plan, 50% complete	OWNER =	person accountable to the outcome
	= Key Activity within a Focus Area		= managed issues		
	= Actions within an Activity		= off plan	◆ =	decision point
	= Activities that occur predominantly post-100 Days		= complete		

DETAILED LEVEL PLAN

STARBOARD VALUE



Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14

Loyalty Program

- Assess internal customer data and insights
  - Validate against hypotheses
  - Compare to brand promise
  - Compare to competitors
  - Measure all significant change plans against VPs
- Create Customer Segments
  - Perform a customer segmentation exercise
  - Build out segment needs and value propositions
  - Assess customer acceptance of value propositions
  - Finalize go-forward customer segments
- Customer loyalty and satisfaction measurement
  - Assess internal customer metrics
  - Validate against initial survey
  - Select and implement NPS / cust sat method
  - Measure Customer Loyalty trends
  - Measure all significant changes against cust loyalty
- Design new Loyalty Program
  - Benchmark[1] best-in-class Loyalty programs
  - Validate against hypotheses
  - Blend best-in-class with brand value proposition
  - Select Program Partner and tap their expertise
- Implement new Loyalty Program
  - Define pilot approach
  - Select pilot market
  - Deploy pilot
- Measure pilot success
- Scale new Loyalty Program

LEGEND:			STATUS			OWNER =	
	(dark grey)	= Major Focus Area		50%	= on plan, 50% complete		person accountable to the outcome
	(blue)	= Key Activity within a Focus Area		(yellow)	= managed issues		
	(orange)	= Actions within an Activity		(red)	= off plan	◆ =	decision point
	(light green)	= Activities that occur predominantly post-100 Days		(black)	= complete		

[1] Industry Benchmark Source: proprietary database of financial and operational performance metrics by Industry (Retail), by Geography (Global), by Organization Size (Revenue >USD 10B), and by Functional Area (Technology, Finance, Marketing, etc.)

DETAILED LEVEL PLAN


Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Services / Category Extensions
Select new Categories
Review currently in-process innovation pipeline
Validate against hypotheses
Select new Services
Compensation and incentive model
Services delivery effectiveness
Internally delivered
3rd Party delivered
Create benefits case and associated metrics
Design pilots
Select partner/vendors
Define pilot approach
Define execution model
Select pilot market
Implement changes
Build out prioritized test environments
Execute Prioritized tests
Training and score carding
Operations
Measure pilot success
Measure test results
Go No-Go
Scale new Services and Categories

LEGEND:		= Major Focus Area	STATUS	50%	= on plan, 50% complete	OWNER =	person accountable
		= Key Activity within a Focus Area			= managed issues		to the outcome
		= Actions within an Activity			= off plan	◆ =	decision point
		= Activities that occur predominantly post-100 Days			= complete		

DETAILED LEVEL PLAN



Week
Status
Owner
1
2
3
4
5
6
7
8
9
10
11
12
13
14
100 Day Plan Deployment
Implement Program and Project Management
Teams and tools in place
Change Management process in place
Put Governance in place
Decision making, scorecarding, reporting
Steering Committee assigned and up and running
Investment and Spending Portfolio management
Business Unit Strategic Review
Assess North American Retail
Assess Business Solutions Division
Assess International
Assess Potential Merger Implications by Business Unit
100 Day Plan Operation
Manage to the 100 Day Plan milestones
Regular review, update, revision, celebration
Escalation management
Communication Plan - internal, external
100 Day Plan Outcomes
Analytics in place
Assessments and findings complete
Organizational changes implemented
Launch Quick Hits
Multi-year Plan created
to achieve year 1 run rate targets
to drive long term value creation

LEGEND:	= Major Focus Area	STATUS 50%	= on plan, 50% complete	OWNER = person accountable to the outcome
	= Key Activity within a Focus Area		= managed issues	
	= Actions within an Activity		= off plan	◆ = decision point
	= Activities that occur predominantly post-100 Days		= complete	

THE END

STARBOARD VALUE®

Investor Presentation
Office Depot, Inc.
August 2, 2013

Overview of Starboard Value LP

- Starboard Value LP is a deep value oriented investment firm that specializes in investing in underperforming companies and analyzing alternative strategies to unlock value for the benefit of all shareholders.
  - Our approach to investment research begins with a deep fundamental understanding of a company's businesses, end markets, and competitive positioning.
  - We compile information from a variety of publicly available sources, including our own primary research, as well as interviews with industry executives, consultants, customers, partners, competitors, and other investors.
  - We evaluate each company with an open mind and welcome constructive discussions with management regarding corporate strategy and their vision for the future.
- Starboard has been making active investments in public companies for over ten years.
  - We generate returns through an increase in shareholder value at our portfolio companies.
  - Our interests are therefore directly aligned with those of all shareholders.
- Over the past ten years, Starboard has added or replaced approximately 106 corporate directors on approximately 38 corporate boards.[1]
  - We understand the requirements of public board service and how to be effective in the boardroom while remaining professional and constructive.
- Although it is difficult to quantify the direct impact of change in board composition on stock price performance, in our experience it has had a material positive impact. According to 13D Monitor, a leading independent research provider on shareholder activism:
  - *"Starboard's average return on a 13D filing is 22.2% (versus an average of 5.0% for the S&P500 during the same time periods). However, when they have received a board seat, their average 13D return has been 27.8% versus 8.4% for the S&P500."* [2]

(1) Includes investments that Starboard's investment team managed while at Starboard's predecessor, Ramius Value and Opportunity Master Fund, Ltd.
(2) Statistics from 13D Monitor as of April 10, 2013. Past performance is not indicative of future results and no representation is being made herein that any investment will or is likely to achieve returns in line with historical data.

STARBOARD VALUE

Why We Are Involved with Office Depot

- We first invested in Office Depot ("ODP" or the "Company") in July 2012 because our research indicated that an opportunity existed to create significant value for Office Depot shareholders based on actions within the control of management and the Board of Directors (the "Board").
- Office Depot's performance has been terrible over the past several years, across almost any measure:
  - Stock price performance has been terrible: Prior to Starboard's first public letter on September 17, 2012, ODP's stock price had materially underperformed both the broader equity markets, its Peer Group, and its direct office supply superstore ("OSS") competitors – Staples and OfficeMax – over almost any measurement period.
  - Operating performance has been abysmal:
    - Office Depot's retail comp sales and sales per square foot have declined dramatically and more than its peers.
    - Despite a massive revenue decline of $4.8 billion from 2007 to 2012, total G&A expense actually increased, causing EBITDA margins to decline from 5.4% to 3.1% over the same time period.
    - Office Depot's revenue growth, market share trends, and retail comp sales have all been poor relative to both Staples and OfficeMax.
  - Operating margins are among the worst in the retail sector: Office Depot's operating margins are the worst among its OSS peers and some of the worst in the entire retail industry.
  - The poor results are not getting any better: In the first half of fiscal 2013 alone, same store sales continued to decline by 4%-5%, resulting in adjusted operating margins of only 0.4% and an operating loss for the second quarter.
- We are the largest shareholder of Office Depot, with an ownership stake of 14.6% of the Company. We are highly incentivized to increase value for all shareholders and have a much greater economic motivation to protect and create long-term shareholder value than the incumbent independent directors.
- We only want what is best for Office Depot and its shareholders, which includes improving the Company's ongoing operating performance, and transforming the business so that it can compete successfully.

We are conducting this election contest now during the pendency of the OfficeMax Merger because we strongly believe it is in all shareholders' best interests to reconstitute the Board with new, highly qualified directors that have the requisite skill-sets and experience to dramatically improve the operations of the business and transform the Company for the future, whether as a stand-alone or merged company.

Source: ODP SEC filings, CapitalIQ, Bloomberg

STARBOARD VALUE

It Is a Critical Time for the Future of Office Depot

While we have continued to push for, and be supportive of, the OfficeMax Merger, we believe the transaction puts Office Depot at a critical juncture.

- Now more than ever, Office Depot **NEEDS** a well-qualified, committed Board to protect the interests of shareholders.
- While we hope and expect the deal with OfficeMax will ultimately be consummated, it is subject to antitrust approval, and therefore, Office Depot is still a stand-alone company that must be prepared to face either outcome – merged or standalone.
- Given the significant deterioration in the profitability of the Company and destruction in value under the watch of the current Board, shareholders cannot afford to simply continue with the status quo and hope for improved results down the road, if and only if, the Company is merged.
- Instead, shareholders need a Board that is capable of overseeing the Company regardless of whether the deal with OfficeMax is ultimately consummated.
- By adding highly qualified director candidates that have the requisite skills to immediately improve the current operating performance of the business today, Office Depot can be in the best position to succeed on a stand-alone basis if the merger is not consummated and also be in the best position to maximize the long-term synergies with OfficeMax if the merger is consummated.
- In addition, if the merger is ultimately consummated, Office Depot will need a highly qualified Board to immediately:
  - Continue working with OfficeMax to identify and select a CEO of the combined company; and
  - Designate five Board members to a combined ten person Office Depot / OfficeMax Board (not including the new CEO)
- Therefore, improving the Board at the 2013 Annual Meeting (the "Annual Meeting") provides shareholders with the best chance of success in either scenario. If the OfficeMax Merger closes, then the Board will have higher quality candidates from which to choose directors for the pro forma Board to oversee the execution of the OfficeMax Merger. If the OfficeMax Merger does not close for any reason, then the Board will be upgraded with new directors who are truly capable of improving the operating performance of the Company.

Regardless of the outcome of the merger, Office Depot needs a newly reconstituted Board that possesses the appropriate skill-sets to oversee a turnaround of the Company with the goal of substantially improving operating performance.

STARBOARD VALUE

It Is a Critical Time for the Future of Office Depot

If the OfficeMax Merger closes, the new Board will be tasked with transforming the Company for the future.

- If the OfficeMax Merger closes, the pro forma Board will be tasked with developing the long-term plan of the combined company, including:
  - Overseeing the integration of two large companies with combined revenue of over $17 billion.
  - Helping to identify and retain a new management team made up of some existing executives from each company as well as some entirely new people.
  - Examining which retail locations should be kept versus exited.
  - Developing a new business strategy to make the combined company a viable and ultimately successful company over the long term.
- The current Board has not proven capable of overseeing a stand-alone Office Depot, as evidenced by the continued poor operating performance and massive destruction in value at the Company, let alone executing on any of the incredibly important decisions noted above that will determine the future of the Company.
- It is therefore critically important that the Board be improved with new directors that have the necessary operating and retail experience to oversee a complete transformation of Office Depot.

Shareholders need to be comfortable that the operating performance and value of Office Depot will be significantly improved either as a stand-alone company if the deal is not consummated or as a merged company if the deal ultimately closes.

Change is Necessary at This Critical Time for Office Depot

Now more than ever, shareholders **require and deserve** well-qualified and committed representation in the boardroom for the following reasons:

- To substantially improve the disastrous operating performance that has persisted under the watch of the current Board.
- To ensure that key decisions during the pendency of the OfficeMax Merger, including the ongoing selection of the new CEO for the combined company, are properly overseen, unlike the questionable CEO search process conducted by the Board in 2010 that resulted in the appointment of a CEO with little to no background in retail.
- To ensure that the five directors designated to the combined company board are the most qualified candidates with the most retail operating experience and relevant expertise.
  - Notably, only two of the ten current Board members have any relevant retail operating experience outside of Office Depot, and none of the four incumbent directors we are seeking to replace have any relevant retail operating experience.
- To greatly improve the Company's troubling corporate governance practices and ensure that all future decisions are made with the best interests of all shareholders as the primary objective. In the past year alone, the current Board has:
  - Adopted an entrenching 15% "Poison Pill" in direct response to our involvement at the Company.
  - Unnecessarily delayed the 2013 Annual Meeting.
  - Failed to address concerns around the Company's compensation practices and board structure.

We believe it is Clear that the Current Board Has Failed in its Oversight of the Company and that Shareholders Deserve and Require Board Representatives Who Are Not Only Incredibly Well-Qualified and Experienced, But Who Are Committed to Holding Management Accountable.

STARBOARD VALUE

Our Nominees Are Vastly More Qualified Than the Four Incumbent Directors We Are Seeking to Replace

Through an exhaustive search process, we identified and nominated a slate of four candidates with exceptional and relevant credentials, including:

- **Cynthia Jamison** – Lead director of Tractor Supply Company and former CFO and COO of a number of highly successful turnarounds. She also served on the boards of directors of Cellu Tissue Holdings and Horizon Organic Holding Corp. before both companies were sold at high premiums to their market prices.[1]
- **Robert Nardelli** – Former CEO of Chrysler and Home Depot, and former CEO of GE Power Systems and GE Transportation Systems. Also former Board member of Coca-Cola Company. While at Home Depot, revenues and net earnings doubled, 1,000 new stores were opened and 135,000 new jobs were added.[1]
- **Jeffrey Smith** – Co-Founder and CEO of Starboard Value, the largest shareholder of Office Depot. Mr. Smith has extensive public company board experience and has overseen several highly successful turnarounds and transformations of companies as a board member.[1]
- **Joe Vassalluzzo** – Former Vice Chairman of Staples, the largest Office Supply Company in the world. Currently Chairman of the board of Federal Realty, one of the most successful retail REITS. Currently operates a retail consulting business and serves on a number of public company boards of directors.

Each of our nominees is uniquely qualified to oversee and govern Office Depot and has the skill-set necessary to substantially improve the Company's operating performance and enhance value.

All four of the incumbent directors we are looking to replace lack relevant retail operating experience:

- **Thomas Colligan** – No relevant retail operating experience. During the period from the time Mr. Colligan joined the Board until our initial 13D filing, Office Depot's stock price declined by 63%. Overall, since joining the Board, the Company's stock price has declined by 36%, as of July 19, 2013.
- **Marsha Evans** – No relevant retail operating experience. During the period from the time Ms. Evans joined the Board until our initial 13D filing, Office Depot's stock price declined by 93%. Overall, since Ms. Evans joined the Board, the Company's stock price has declined by 88%, as of July 19, 2013.
- **Eugene Fife** – No relevant retail operating experience. As a senior advisor to BC Partners, we question the Board's decision to re-nominate Mr. Fife when Office Depot is no longer obligated to provide BC Partners with three board designees. Why didn't the Board seek to replace Mr. Fife with a truly independent Board member with excellent qualifications and relevant retail experience?
- **Scott Hedrick** – Has served on the Board for more than 20 years despite not having any relevant retail operating experience. Over his tenure, Office Depot went from one of the leading office supply companies to the worst performing office supply company. During the period from the time Mr. Hedrick joined the Board in April 1991 until our initial 13D filing, Office Depot's stock price declined by 42%. Overall, since Mr. Hedrick joined the Board, the Company's stock price has modestly increased by just 3%, as of July 19, 2013, an underperformance compared to the S&P of 619%.

Supporting Our Highly Qualified Nominees Will Change a Minority of the Board That Collectively Lacks Relevant Experience and Will Provide a Mandate to Improve Operating Performance and Enhance Shareholder Value.

(1) Past performance is not indicative of future results

Our Nominees Have a Superior Plan to Successfully Transform Office Depot and Enhance Value Either as a Stand-Alone or Merged Company

- Over the past nine months, Starboard and our Nominees have been working closely with one of the world's leading restructuring firms that we engaged to assist us in developing a comprehensive operational plan to successfully transform Office Depot.
- We separately filed a 100+ page White Paper Presentation, entitled "Transforming Office Depot: A Plan for Renewal and Reinvigoration," with the SEC on August 2, 2013. This White Paper Presentation discloses the details of this plan for the benefit of all shareholders. Specifically, this plan sets forth the following opportunities to dramatically improve the Company's languishing operating performance and failed strategies:
  - Re-aligning operating expenses (G&A, advertising, etc.) to best-in-class levels
  - Optimizing distribution
  - Rationalizing SKU count and supply base
  - Increasing service extensions and becoming a solutions provider
  - Changing customer mix
  - Improving the website experience to increase site traffic and conversion to sales while lowering operating costs
  - Driving new engagement models
- **In total, our detailed presentation outlines how we believe Office Depot, as a stand-alone company, can improve its current operating margins from 0.9% to 7.3%, representing an improvement of over $650 million.**
- We believe that the same opportunities highlighted in the presentation are applicable to OfficeMax's business and, if successfully executed on, would substantially increase the potential synergies in the Merger.

We are confident that our four nominees have the experience necessary to oversee a plan to substantially improve value for the benefit of all Office Depot Shareholders, whether or not the OfficeMax Merger is consummated.

STARBOARD VALUE

Starboard's Involvement Has Yielded Positive Results for Shareholders

- Our involvement in Office Depot over the past 11 months since we filed our initial Schedule 13D in September 2012 has been constructive and has yielded positive benefits for all shareholders.
- Through five public letters and numerous private communications with certain members of management and the Board, we have demonstrated the causes for our serious concerns and have clearly articulated many of our views on how to improve value for shareholders.
- During this time, and we believe largely in response to our involvement, the Company has:
  - Agreed to sell its 50% joint venture interest in Office Depot de Mexico (the "JV Interest") to Grupo Gigante S.A.B. de C.V. ("Gigante") for approximately $690 million.
  - Committed to deliver approximately $300 million in adjusted operating profit by 2015 through cost reduction and margin improvement (although it appears the company may already be backing off this target in several meetings with shareholders).
  - Announced a merger agreement with OfficeMax that is expected to create a stronger, more efficient competitor and generate annual synergies of at least $400 million to $600 million and significantly improved cash flows.
- Since our first public letter on September 17, 2012, Office Depot's stock price has appreciated by 75%, outperforming the S&P 500 by 52% over that timeframe. We believe the increase in Office Depot's stock price is in large part attributable to Starboard's involvement, the actions taken in response to our involvement, and our continuing efforts and plans to significantly increase value at the Company.

There is much more work to be done that can produce even more value for shareholders.

Unfortunately, the current Board has refused to work constructively with Starboard to reconstitute the Board in a manner consistent with the best interests of the Company's shareholders.

Source: ODP SEC filings, CapitalIQ, Bloomberg
Note: Stock price data as of July 19, 2013

Starboard's Involvement Has Yielded Positive Results for Shareholders

- We do not believe that Office Depot's recent actions to enhance value for shareholders is a coincidence.
- For years, Office Depot failed to create value for shareholders and only since our involvement has the Board begun to take reactionary actions to improve value for shareholders.
- **<u>For the five years prior to Starboard's 13D, Office Depot's stock declined by 87%, compared to the 75% increase since our 13D filing.</u>**



Starboard files 13D with 13.3% ownership and sends letter to Board highlighting opportunities to dramatically improve stock price soon after increases ownership to 14.8%)
Small shareholder announces intent to nominate 2 directors to ODP Board, ultimately withdraws nomination
Grupo Gigante offers $430 million for ODP's stake in Office Depot Mexico, but ODP fails to have substantive conversations regarding the sale
Sell side report published stating ODP management believes best course of action is to pursue stand-alone strategy
Merger with OMX announced
Board puts in place poison pill at 15% to limit shareholder ownership
ODP negotiates arrangement where BC Partners will invest in a $350 million preferred where ODP Board will vote the preferred in any board election (equal to approximately 20% of the vote)
Starboard initiates position and begins dialogue with ODP on how to improve value for shareholders
ODP announces sale of ODP Mexico to Grupo Gigante for approximately $690 million
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Sep-14-2007
Sep-03-2008
Aug-25-2009
Aug-16-2010
Aug-07-2011
Jul-28-2012
Jul-19-2013
Board elects Neil Austrian permanent CEO despite claiming that it was looking for a "Hall of Fame guy" with "retail experience"
Sell side analyst publishes note stating that in meetings with Mr. Austrian they came away believing he was "not interested and not a candidate for the full time position"
ODP commits to delivering $300 million in operating profit by 2015

Source: Stock price data is dividend adjusted and sourced from CapitalIQ. Information is sourced from ODP SEC filings, press releases, conference call transcripts and sell side analyst reports.
Note: Stock price data as of July 19, 2013.

STARBOARD VALUE

Real Change Is Necessary Now

Dramatic Stock Price Underperformance

Prior to Starboard filing a Schedule 13D on September 17, 2012, Office Depot's stock price had materially underperformed both the broader equity markets, its Peer Group, and its direct office supply superstore ("OSS") competitors – Staples and OfficeMax – over almost any measurement period.

Summary Returns

	As of September 14, 2012 Prior to Starboard's involvement [1]			As of July 19, 2013		
	1 Year	3 Year	5 Year	1 Year	3 Year	5 Year
Office Depot	**0.0%**	**-59.9%**	**-87.1%**	**118.7%**	**4.8%**	**-32.1%**
Proxy Peer Group [2]	33.4%	68.2%	48.8%	27.9%	101.4%	134.8%
S&P 500 Index	26.1%	48.7%	10.3%	33.0%	75.3%	76.5%
Staples	-13.9%	-43.3%	-40.5%	33.7%	-8.5%	-17.6%
OfficeMax	40.6%	-33.8%	-73.3%	182.1%	3.6%	0.6%
Performance vs. Peer Group	-33.4%	-128.1%	-135.9%	90.8%	-96.5%	-166.9%
Performance vs. S&P 500 Index	-26.1%	-108.6%	-97.4%	85.7%	-70.4%	-108.6%

Five-Year Stock Price Chart



100.00%
50.00%
0.00%
-50.00%
-100.00%
-150.00%
Sep-07
Jun-08
Feb-09
Nov-09
Jul-10
Apr-11
Dec-11
Sep-12
Office Depot
OfficeMax
Proxy Peer Group
S&P 500 Index
Staples

Three-Year Stock Price Chart



100.00%
50.00%
0.00%
-50.00%
-100.00%
Sep-09
Feb-10
Jul-10
Nov-10
Apr-11
Sep-11
Feb-12
Jul-12
Office Depot
OfficeMax
Proxy Peer Group
S&P 500 Index
Staples

One-Year Stock Price Chart



70.00%
50.00%
30.00%
10.00%
-10.00%
-30.00%
-50.00%
Sep-11
Oct-11
Dec-11
Jan-12
Mar-12
Apr-12
Jun-12
Jul-12
Aug-12
Office Depot
OfficeMax
Proxy Peer Group
S&P 500 Index
Staples

(1) Total returns for all periods include dividends, and performance is measured as of September 14, 2012, one trading day prior to 13D filing.
(2) Peer Group selected from ODP 2013 Proxy: [illegible] and TJX.

STARBOARD VALUE

Weak Historical Financial Performance

Despite a massive revenue decline of $4.8 billion from 2007 to 2012, total G&A expense has actually increased, causing G&A expense as a percentage of revenue to increase from 4.2% to 6.3% and Adjusted EBITDA margins to decline from 5.3% to 3.1% over the same time period.

Total Company Revenue *($ in millions)*



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$15,528
$10,696
(31%) Decline
2007
2012

Total Company G&A Expenses (1) *($ in millions)*



$680
$670
$660
$650
$640
$630
4% Increase
$646
$673
2007
2012

Total G&A Expense as % of Revenue



8.0%
6.0%
4.0%
2.0%
0.0%
51% Increase
4.2%
6.3%
2007
2012

Adjusted EBITDA (1) *($ in millions)*



$1,000
$800
$600
$400
$200
$0
$832
(60%) Decline
$333
2007
2012

(1) Non-GAAP figures which exclude charges of [illegible] for 2007 and 2012, respectively, and Depreciation & Amortization of [illegible] for 2007 and 2012, respectively.

STARBOARD VALUE

Weak Historical Financial Performance

Since 2007, Office Depot's retail comp sales and sales per square foot have declined dramatically.

North American Retail Comp Sales % Change



0%
-1%
-2%
-3%
-4%
-5%
-6%
-5%
-5%
2007
2012

North American Retail Sales $ per Sq. Ft. (1) *($ in millions)*



$280
$250
$220
$190
$160
$130
$100
$254
$175
($79) Decline
2007
2012

(1) 2007 Sales Per Sq Ft is adjusted for inflation to 2012 Dollars (source:
(2) Source: Company 10-K, SEC filings.

STARBOARD VALUE

Substantial Market Share Losses

Office Depot continues to lose significant market share to Staples.

Historical North American Retail Market Share (1)



40%
30%
20%
10%
0%
Market Share
SPLS: Gained 6% Market Share
ODP: Lost 4% Market Share
OMX: Lost 3% Market Share
Market Share Gap
2007
2008
2009
2010
2011
2012
Office Depot
Staples
Office Max

Short-and intermediate-term headwinds remain strong and will require transformational leadership and innovative solutions.

(1) IBISWorld Report

STARBOARD VALUE

Office Depot's Margins Have Significantly Underperformed Compared to Peers

Despite substantial revenue and an attractive asset base, Office Depot has struggled to run its business effectively, resulting in the lowest margins of all of its peers.

2012 Peer Group Financials *($ in millions)*

	Staples	Office Depot	Office Max
Revenue	$24,381	$10,696	$6,920
Sales / sq. ft.	*$240*	*$175*	*$157*
Adj. Operating Profit [1]	$1,548	$93	$139
Operating Margin	6.3%	0.9%	2.0%

2012 Adj. Operating Margins [1]



7%
6%
5%
4%
3%
2%
1%
0%
6.3%
0.9%
2.0%
SPLS
ODP
OMX

	SPLS	ODP	OMX
Revenue	$24,381	$10,696	$6,920
Revenue / sq. ft.	*$240*	*$175*	*$157*

Despite generating higher sales per square foot than OfficeMax, Office Depot's operating margins are less than half of OfficeMax.

(1) One time charges for SPLS, ODP, and OMX are [illegible] respectively

STARBOARD VALUE

Unfortunately, Office Depot's Recent Results Continue to be Alarming

Recent revenue, same store sales, and operating margins continue to be the worst among OSS peers.

Avg. 4Q12/1Q13 Revenue % Change



0%
-2%
-4%
-6%
-8%
-10%
-0.1%
-8.6%
-6.5%
Staples
Office Depot
Office Max

Avg. 4Q12/1Q13 SG&A as % Revenue



30%
25%
20%
15%
10%
5%
0%
20%
23%
24%
Staples
Office Depot
Office Max

Avg. 4Q12/1Q13 Comp Store Sales % Change



0%
-1%
-2%
-3%
-4%
-5%
-6%
-2%
-5%
-4%
Staples
Office Depot
Office Max

Avg. 4Q12/1Q13 Adjusted Operating Profit as % Revenue



8%
6%
4%
2%
0%
6.0%
1.1%
1.5%
Staples
Office Depot
Office Max

STARBOARD VALUE

Management and Board Lack Essential Retail Experience and Have Not Been Held Accountable for Office Depot's Poor Performance

Management	Board
• CEO's operating experience outside of Office Depot consists of the National Football League (NFL) and investment banking (no relevant retail operating experience outside of Office Depot). • Despite this lack of real retail operating experience, the CEO has also been serving as the head of the North American Retail Division for the last 7 months since the former head of the division departed.	• Only 2 out of the Company's 10 current directors have meaningful, relevant operating experience at a retailer outside of Office Depot. (1) • The average tenure on the Board is almost 8 years, with the non-BC Partners' designees having an average tenure of almost 10 years.

(1) Based on current and prior experience disclosed by the Company in its proxy materials for the 2013 annual meeting of stockholders.

STARBOARD VALUE

Only Two of Office Depot's Ten Current Board Members Have Any Substantial Retail Operating Experience

- Apart from Nigel Travis and Kathleen Mason, the rest of the Board lacks substantial retail operating experience (1)

Name	Relevant Experience(1)	Prior Operating Experience (1)
Thomas Colligan	✗	Formerly Vice Dean of the Wharton School's Aresty Institute of Executive Education from 2007 to 2010; Managing Director at Duke Corporation Education, affiliated with Duke University's Fuqua School of Business from 2004 to 2007; Vice Chairman of PricewaterhouseCoopers LLP from 2001 to 2004; currently a director of CNH Global and Targus Group; previously a director of Schering-Plough, Anesiva, and Education Management Corporation
Marsha Evans	✗	Acting Commissioner of the LPGA Golf association from 2009 to 2010; President and CEO of American Red Cross from 2002 to 2005; currently a director of Weight Watchers International and the Estate of Lehman Brothers Holdings; former director of Huntsman Corporation
Eugene Fife	✗	Currently a senior advisor to BC Partners; also founder and Managing Principal of Vawter Capital, an investment arm since 1999; formerly interim CEO and President of Eclipsys in 2005; formerly a Partner at Goldman Sachs; formerly a director of Caterpillar, Inc.
Scott Hedrick	✗	Founder and general partner of InterWest Partners, a venture capital fund since 1979; currently serves as a director of Hot Topic and a cluster of mutual funds managed by Capital Research and Management Company; formerly on the board of The Office Club which was acquired by Office Depot in 1991
Neil Austrian (CEO)	✗	Currently CEO of Office Depot; formerly President and COO of the NFL from 1991 to 1999; Managing Director at Dillon Reed & Co from 1987 to 1991; CFO of Doyle Berbach Advertising from 1974 to 1978; currently serves on the Board of DirecTV Group and formerly on the Board of Viking Office Products
Justin Bateman (BC Partners)	✗	Senior Partner with BC Partners where he joined in 2000; currently a director of Intelsat S.A.; previously a director of General Healthcare Group, Baxi Holdings, and Regency Entertainment
Brenda Gaines	✗	Former President and CEO of the Diners Club from 2002 to 2004; currently serves as a director for AGL Resources, Fannie Mae and Tenet Healthcare Corporation; previously a director of CNA Financial Corp., and NICOR, Inc.
Raymond Svider (BC Partners)	✗	Co-Chairman of BC Partners since 2008 and Managing Partner since 2003; currently on the board of Intelsat S.A., ATI Enterprises, and MultiPlan
Kathleen Mason	✓	CEO of Tuesday Morning Corporation since 2000; President of Filene's Basement during 1999; and President of HomeGoods from 1997 to 1999; currently a director of Genesco; previously a director of The Men's Warehouse and Hot Topic
Nigel Travis	✓	Currently the CEO of Dunkin' Brands Group since January 2009; formerly President and CEO of Papa Johns International from 2005 to 2008 and COO from 2001 to 2005

(1) Current and prior experience found in Office Depot 2013 Proxy. "Relevant Experience" consists of substantial, relevant operational experience at a retailer outside of Office Depot according to the Company's 2013 proxy, and is based solely on the biographical information found in the Company's 2013 proxy.

STARBOARD VALUE

Office Depot's Replacement of One Director Was Reactionary and Falls Far Short of the Meaningful Improvement the Board Needs

- On July 5, 2013, Office Depot announced that Michael Massey will be nominated for election to the Board to replace Brenda Gaines.
- While adding a new independent director with retail experience is a step in the right direction, we believe Mr. Massey's nomination was reactionary to our involvement and we question whether the Board would have taken such action were it not for our pending proxy contest.
- Further, it is important to note that:
  - The majority of Mr. Massey's recent retail experience was as General Counsel.
  - Mr. Massey's experience serving for 1 ½ years as the CEO of Payless was not in the context of day-to-day operations, but during the process of selling the company. As disclosed in Payless' proxy materials, in April 2011, Payless retained investment bank Perella Weinberg to assist with the sale of the company. Mr. Massey served as interim CEO beginning in June 2011, two months after Perella Weinberg was retained, until a transaction closed in October 2012, at which time he departed the company.
- While we welcome the appointment of Mr. Massey, we believe the Board of Office Depot is in serious need of significant and well-thought out change that includes the addition of directors with substantial retail, operating, and turnaround experience, which is critical to put Office Depot on the right path for future success.

Source: Payless and ODP SEC filings.

Office Depot Is at a Critical Juncture and Change Is Necessary Now to Improve Performance at the Company

- In summary, under the watch of the current Board, Office Depot's financial performance has continued to deteriorate and substantial value has been destroyed:
  - Prior to our involvement, the Company's share price had declined by 87% over the last 5 years and $4.4 billion of enterprise value had been destroyed
  - From 2007 to 2012, revenue declined by almost $5 billion, or 30%, while G&A expenses actually rose, causing operating margins to plummet
  - Retail comp sales are declining by 4%-5% per year and sales per square foot have eroded, causing massive market share losses
  - With only 0.9% operating margins in 2012, Office Depot continues to be the worst performing OSS company and one of the worst performing retailers
- The current Board lacks the necessary retail and operating experience to turn around Office Depot and address the serious issues it faces. Instead, we believe the Board has demonstrated that it is not interested or capable of overseeing Office Depot for the benefit of its shareholders.

New Board members with substantial retail, operating, and turnaround experience are desperately needed to transform Office Depot and set it on the right path for future success regardless of whether the OfficeMax Merger is consummated.

Source: CapitalIQ, Bloomberg, ODP SEC filings

The Current Board Has Sought to Entrench Itself and Has Overseen Troubling Corporate Governance Practices

The Current Board has Sought to Entrench Itself by Instituting a Poison Pill with a 15% Ownership Threshold

- On October 24, 2012, only days after Starboard had amended its 13D filing disclosing a 14.8% ownership position in Office Depot, the Company unilaterally instituted a Poison Pill with a 15% ownership threshold without shareholder approval.
- At the time, the Board effectively controlled 22% of the Company's voting power in an election contest through the preferred stake of BC Partners.
- The Board claimed that it was instituting the Poison Pill to protect the Company against "hostile acquirors."
- However, we believe this action was an exceedingly transparent attempt to cap Starboard's ownership at its current position and limit the voting ability of shareholders, especially given that the previous Poison Pill which had expired in 2006 had an ownership limit of 20%, not the new 15% threshold.
- Furthermore, the way the Poison Pill is structured to operate in combination with the voting arrangement with BC Partners is even more troubling. In addition to capping shareholders' economic interest to 15%, the Board also:
  - Continued to allow the Company to pay BC Partners dividends in-kind, thereby increasing the ownership and voting power of BC Partners, which the Board effectively controls.
  - Allowed for an exemption for BC Partners to acquire an additional 2% of the outstanding common stock on top of the in-kind dividend payments.
- The cumulative effect of the Poison Pill would have allowed BC Partners to increase its ownership to over 25% by the time of the Annual Meeting, if it were held prior to the redemption of half of BC Partners' preferred stake, which would have diluted a 15% common stock owner to only 11.5% voting power in an election contest.

We are concerned that the Board's actions were not only self-serving but also directly adverse to the best interests of shareholders and their ability to elect directors.

Source: ODP SEC filings

STARBOARD VALUE

The Current Board has Sought to Entrench Itself by Instituting a Poison Pill with a 15% Ownership Threshold

- As shown in the table below, at the time Office Depot instituted the Poison Pill, the Board was in position to increase its effective voting authority to above 30% within three years, while all other common shareholders would be diluted to a maximum voting authority of only 10.8%.

As-Converted Common Stock Voting Rights

	Voting Authority of ODP Board Based on BC Partners' As-Converted Ownership Through its 10% Perpetual Preferred Stock [a]	Voting Authority of ODP Board Based on BC Partners' As-Converted Ownership Through its 10% Perpetual Preferred Stock Including an Additional 2% Common Stock Ownership also Directed by ODP Board [a,b]	Voting Authority of a 15% Common Stockholder on an As-Converted Basis [c]	Notes
1Q09	20.3%			
3Q12	**22.2%**	**24.2%**	**11.7%**	Current voting authority
4Q12e	22.6%	24.6%	11.6%	
1Q13e	**23.1%**	**25.1%**	**11.5%**	Projected voting authority by 2013 annual meeting
2Q13e	23.5%	25.5%	11.5%	
3Q13e	23.9%	25.9%	11.4%	
4Q13e	24.4%	26.4%	11.3%	
1Q14e	24.9%	26.9%	11.3%	
2Q14e	25.3%	27.3%	11.2%	
3Q14e	25.8%	27.8%	11.1%	
4Q14e	26.3%	28.3%	11.1%	
1Q15e	26.7%	28.7%	11.0%	
2Q15e	27.2%	29.2%	10.9%	
3Q15e	27.7%	29.7%	10.8%	
4Q15e	**28.2%**	**30.2%**	**10.8%**	Potential voting authority at the end of 2015

(a) Projections assume Office Depot continues to pay in-kind dividends to BC Partners on its 10% perpetual preferred stock
(b) Projections assume BC Partners acquires an additional 2% of common stock, in compliance with the exemption included in the Rights Plan
(c) Reflects dilution to common stockholders based on BC Partners' preferred stock voting rights on an as-converted basis

The effect of the Poison Pill was to severely limit shareholder influence over Board composition and entrench the Board by increasing its effective voting control.

Source: ODP SEC filings

STARBOARD VALUE

The Current Board Sought to Disenfranchise Shareholders by Manipulating the Timing of the Annual Meeting

- The current Board played games in delaying the date of the 2013 Annual Meeting.
- For at least the last six years, Office Depot has consistently held its Annual Meeting in the latter half of April, including the 2012 Annual Meeting which was held on April 26, 2012.
- Yet rather than hold the 2013 Annual Meeting in April, as has been the historical practice, the Board decided to delay the 2013 Annual Meeting after we nominated directors for election to the Board. It was not until after we had launched a consent solicitation to remove and replace directors and commenced a proceeding in the Delaware Chancery Court that Office Depot finally announced its 2013 Annual Meeting date.
- Notably, the Company's merger partner, OfficeMax, held its 2013 annual meeting in the normal course on April 29, 2013.
- We believe it is entirely disingenuous for the Company to make any claims in this election contest that now is not the right time to elect new Board members when it was the Board that manipulated the timing of the 2013 Annual Meeting in the first place.

The Board has effectively disenfranchised shareholders while entrenching itself for an additional four-month period and should be held accountable.

The Current Board Has a Long History of Self-Interested Behavior and Disregard for Shareholders' Interests

Self-Interested Arrangement with BC Partners:

- In 2009, Office Depot negotiated an arrangement with BC Partners which contemplated that BC Partners would invest $350 million in Office Depot, in return for a 10% perpetual preferred dividend. It appears Office Depot took the unusual step of accepting the investment only on the condition that it would be able to vote BC Partners' shares in any election contest.
- This allowed Office Depot's Board to increase its voting power in any election contest to approximately 20% at the time.
- Further, Office Depot would be allowed to pay BC Partners dividends in kind, rather than in cash, thereby continuously increasing BC Partners' ownership while simultaneously increasing the voting power of the Board in an election contest.
- We believe this arrangement was in reaction to the proxy contest between Office Depot and a small shareholder in 2008 and was designed to entrench the Board against the will of shareholders.

Disregard of Shareholder Withhold Vote:

- At the 2008 Annual Meeting, five of Office Depot's directors received a withhold vote of at least 34%
- In its 2009 report, Glass Lewis stated that it *"believes these high against/withhold votes are likely related to the directors service on the Company's compensation committee…during which time the Company received an "F" grade in our pay-for-performance analysis."*
- Glass Lewis notes that, ***"We believe directors sit on a board to represent the interests of shareholders. In our view, the corporate governance and nominating committee should heed the voice of shareholders and act to remove directors not supported by shareholders or correct the issues that raised shareholder concern. We do not believe that has been done here as evidenced by the Company's second consecutive F in our pay for performance analysis."***
- However, despite this significant withhold vote, the Board of Office Depot chose not to make any substantial changes to either its Board composition or its compensation practices.

Source: ODP SEC filings

We Have Serious Questions About the 2010 CEO Search Process

- On October 25, 2010, Office Depot announced that its then-CEO, Steve Odland, would be stepping down and that Neil Austrian would assume the role of interim CEO and Chairman.
- A CEO search committee was formed consisting of four directors and including:
  - Marsha Evans (chair of search committee), a director for 4 years, who was appointed to the Board while Mr. Austrian was Chair of the Nominating and Governance Committee.
  - Neil Austrian – Interim CEO, even though he was clearly conflicted given his role as interim CEO and the fact that he was being considered as the potential permanent CEO.
  - Myra Hart – A director since 2004.
  - James Rubin – a member of BC Partners who had served as a director since June 2009.
- At the time of Mr. Odland's departure, over the last five years, Office Depot's stock price had declined by 83%, revenue had declined by 18% and operating profit had declined by over 85%. Given these results, Office Depot was clearly in need of an experienced retailer to transform the business.

How did the Board allow Mr. Austrian to be one of four members on the CEO search committee to oversee the search process when he, himself, was being considered as part of the process?

Source: ODP SEC filings

STARBOARD VALUE

We Have Serious Questions About the 2010 CEO Search Process

- Neil Austrian claimed that the Company was looking for the following in a new CEO:
  - *"We want a* ***Hall of Fame guy****. I think the specs are pretty obvious…you* ***want someone who's an absolute proven leader****, somebody who's run a major business, somebody who in the past has not only demonstrated their ability to control thoughts and innovate, but* ***someone that can build revenue****. You'd like to find* ***somebody that has both retail, and what I'll call, BSD experience****. And our expectations* ***are…we're going to find a superior CEO to come in and take the company to the next level****."*
- Despite the clear desire and need for a "Hall of Fame guy" with "retail" and "BSD" experience that will "take the company to the next level", Office Depot instead hired Mr. Austrian as permanent CEO after just six months.
- Unlike what Office Depot claimed it was looking for in a CEO, Mr. Austrian's primary experience consisted of his role as the COO of the National Football League and investment banking.
- "We find the hire to be very surprising and we believe the market will as well. In recent meetings with Mr. Austrian, we came away believing he was not interested and not a candidate for the full time position." - Deutsche Bank report, May 23, 2011

Mr. Austrian knew the Company needed a superior executive with strong retail and BSD experience, yet the search committee on which he sat chose him to be CEO after only 6 months.

Source: ODP SEC filings and earnings call transcripts.

We Have Serious Questions About the 2010 CEO Search Process

- Further, through our public involvement in Office Depot over the last year, a number of highly qualified former CEO's and high level executives with substantial retail experience have reached out to us stating that at the time of the search process, they had reached out to the search firm conducting the process.
- Yet each of these individuals either did not receive a call back from the search firm, or never got past conversations with the search firm to speak with the CEO search committee.
- We also note that Scott Hedrick became lead independent director in February 2011 to replace Mr. Austrian as lead independent director. Mr. Austrian was subsequently appointed permanent CEO in May 2011.
- Office Depot noted that Mr. Hedrick became lead independent director in response to the fact that the Company did not have a truly independent lead director (given that Mr. Austrian was serving as lead independent director and had assumed the interim CEO position).
- We agree that an independent lead director was needed, yet, we note that Mr. Austrian assumed the interim CEO role in October 2010. Therefore, a full four months had passed during the CEO search process before Mr. Hedrick assumed the role of lead independent director.
- We can only conclude two things from this fact pattern. Either:
  1) By February 2011, only four months into the CEO search process, the CEO search committee, which included Mr. Austrian as one of the members, and Ms. Evans as chair (who had been added to the Board while Mr. Austrian was head of the nominating committee), had already determined that Mr. Austrian would become the permanent CEO such that Mr. Hedrick could therefore assume the role of lead independent director (which would also provide reason why a number of highly qualified potential CEO's were seemingly not included in the process).
  2) The Board's governance is seriously lacking in that it was willing to wait a full four months without having an independent lead director.
- Either way, we believe that shareholders should have serious questions about how the CEO search process was conducted and whether the Board is providing truly independent oversight.

Source: ODP SEC filings

Leading Proxy Advisory Firms Have Raised Serious Concerns Regarding ODP's Compensation Practices and Board Structure

- Glass Lewis recommended that shareholders vote ***AGAINST*** four of ODP's nominees last year, including two of the ODP nominees we oppose -- Marsha Evans who has served as Chair of ODP's compensation committee since 2009 and Scott Hedrick who has served as a compensation committee member since 1994 and served as its Chair from 1996 through 2004.
- Compensation practices:
  - ISS states, "while the Company's Total Shareholder Return performance continues to significantly trail its GICS group, **CEO pay is above the ISS selected peer median.**"
  - Glass Lewis notes with respect to Office Depot's compensation of its top officers: "**Overall, the Company PAID MORE than its peers, BUT PERFORMED WORSE than its peers.**"
  - Glass Lewis also concluded that ODP was *"deficient in linking pay with performance"* and that "***shareholders should be deeply concerned*** *with the compensation committee's sustained failure in this area."*
  - Glass Lewis has assigned ODP an **"F"** score for pay-for-performance in each of 2011 and 2010 and a score of **"D"** in 2009.
- Board Structure:
  - Glass Lewis has noted **serious concerns** regarding Evans, stating "…we **question** her continued **service on ANY public Board**" (emphasis added)
  - ISS has stated a ***"HIGH CONCERN"*** regarding ODP's Board structure and has scored the Company a 0.1 on a scale of 0-100. (emphasis added)
- Despite significant concerns by ISS, Glass Lewis and some of ODP's largest shareholders, the Board has continuously failed to address the deficiencies in compensation and corporate governance practices and, in fact, created an additional concern by implementing a poison pill.

Source: Glass Lewis and ISS Proxy Papers

STARBOARD VALUE

Leading Proxy Governance Firms Have Raised Serious Concerns with Regard to ODP's Compensation Practices

- Marsha Evans has served as Chair of ODP's compensation committee since 2009 and Hedrick has served as a member since at least 1994, serving as Chair from 1996 through 2004.
  - Over the last three years, Glass Lewis has given the compensation committee a score of **"F"** in 2011 and 2010 and a score of **"D"** in 2009.
  - Glass Lewis states, "***The Company paid: MORE*** *compensation to its top officers than the median compensation for 28 similarly sized companies with a median enterprise value of $1 billion;* ***MORE*** *than a sector group of 23 large consumer discretionary companies with a median enterprise value of $1.2 billion; and* ***MORE*** *than a sub-industry group of 9 specialty stores companies. The CEO was paid above the median CEO in these peer groups.* ***Overall, the Company PAID MORE than its peers, BUT PERFORMED WORSE than its peers.***" (emphasis added)
  - Glass Lewis also states that ODP was *"deficient in linking pay with performance"* and that "***shareholders should be deeply concerned*** *with the compensation committee's sustained failure in this area.*" (emphasis added)

Glass Lewis FY 2011 Compensation Grade

FY 2011 Compensation Committee Grade

A	B	C	D	F
				▲

Glass Lewis Historical Compensation Grades

Historical Compensation Score

Fiscal Year	2009	2010	2011
Grade	D	F	F

Source: Glass Lewis Proxy Paper

STARBOARD VALUE

Leading Proxy Governance Firms Have Raised Serious Concerns with Regard to ODP's Compensation Practices

In last year's proxy paper, Glass Lewis noted the following concerns regarding ODP's compensation practices, many of which they have been highlighting for years:

- *No Performance Based Long-Term Incentive Awards:*
  - "We believe shareholders benefit when equity of long-term incentive awards vest on the basis of metrics with pre-established goals and are thus demonstrably linked to the performance of the company… In this case, **shareholders should be concerned with the Company's failure to implement a performance-based long-term incentive plan** with objective metrics and goals." (emphasis added)
- *Incentive Limits:*
  - "Executives are eligible to receive unlimited compensation through the STI plan. We believe this **runs contrary to best practices and shareholder interests**, as management may receive excessive compensation that is not strictly tied to Company performance." (emphasis added)
- *Guaranteed Bonuses:*
  - "Except for nominal fixed payments such as base salaries, we believe the compensation of executives should be strictly based on the performance of a company. **In this case, we believe the Company has done a disservice to shareholders** by agreeing to grant substantial performance-insensitive bonuses." (emphasis added)
- *Peer Group Concerns:*
  - "A company's choice of a peer group can have a significant impact on the size and structure of compensation. **Shareholders need to be satisfied that the peer group is appropriate and not cherry-picked for the purpose of justifying or inflating pay.** In this case, **Glass Lewis has identified 16 peers with more than twice the Company's market capitalization, which represents approximately 84.21% of the peer group**, and 6 peers with more than twice the Company's revenue, which represents approximately 31.58% of the peer group." (emphasis added)

Source: Glass Lewis Proxy Papers

Office Depot's Compensation Committee Continues to Ignore the Concerns Highlighted by Glass Lewis

Glass Lewis Concern #1 – No Performance-Based Long-Term Incentive Awards

Glass Lewis Concern:

- The Long Term Incentive compensation program consisted entirely of time based vesting with only a minimal amount subject to a performance target. Glass Lewis stated, *"to the best of our knowledge, the Company does not grant performance-vesting incentive awards"* which *"… [align] the long-term interests of management with those of shareholders."* (emphasis added)

Office Depot Reaction:

- Compensation committee makes mostly cosmetic changes to its 2012 compensation plan towards more performance-based awards, but continues to have the Long Term Incentive compensation vesting time-based.

Conclusion:

- Glass Lewis states that the new compensation structure is "***far from ideal***" and that it doesn't *"properly incentivize executives to focus on the long-term fiscal health of the Company."* Glass Lewis is "***unconvinced that the proposed changes to the 2012 LTI plan will adequately link pay and performance***" and that it "***leads us to question how committed the compensation committee truly is to linking equity pay to corporate performance***" (emphasis added)

Source: Glass Lewis Proxy Papers, ODP SEC filings

STARBOARD VALUE

Office Depot's Compensation Committee Continues to Ignore the Concerns Highlighted by Glass Lewis

Glass Lewis Concern #2 – Incentive Limits

Glass Lewis Concern:

- The Compensation committee allows executives to receive unlimited compensation through the STI plan which Glass Lewis states in its proxy paper that it *"urges the Company to set and disclose individual caps on its short-term incentive plan so as to assure shareholders that executive pay will always be constrained by stated limits."* (emphasis added)

Office Depot Reaction:

- Compensation committee ***IGNORES*** Glass Lewis request and continuous objections to its STI plan.

Conclusion:

- Glass Lewis states that it believes Office Depot's STI plan "***runs contrary to best practices and shareholder interests, as management may receive excessive compensation that is not strictly tied to Company Performance.***" (emphasis added)

Source: Glass Lewis Proxy Papers, ODP SEC filings.

STARBOARD VALUE

Office Depot's Compensation Committee Continues to Ignore the Concerns Highlighted by Glass Lewis

Glass Lewis Concern #3 – Guaranteed Bonuses

Glass Lewis Concern:

- The Compensation committee has granted Mr. Newman and Ms. Garcia **large annual guaranteed bonuses, regardless of the performance of the Company**, that vest as long as either stay at the Company. Glass Lewis believes that *"except for nominal fixed payments such as base salaries, we believe the compensation of executives should be strictly based on the performance of the company."* (emphasis added)

Office Depot Reaction:

- Compensation committee ***IGNORES*** Glass Lewis and continues to allow Mr. Newman and Ms. Garcia to receive large annual guaranteed bonuses, regardless of the performance of the Company.

Conclusion:

- The Compensation committee paid Mr. Newman a retention payment of $1,937,500 over two years just by remaining actively employed by the Company and is paying Ms. Garcia up to $1,500,000 over three years as long as she remains actively employed with the Company over that time. Glass Lewis states that the Compensation committee has done a "***disservice to shareholders.***" (emphasis added)

Source: Glass Lewis Proxy Paper, ODP SEC filings

STARBOARD VALUE

Office Depot's Compensation Committee Continues to Ignore the Concerns Highlighted by Glass Lewis

Glass Lewis Concern #4 – Peer Group Concerns

Glass Lewis Concern:

- A choice of a peer group can have a significant impact on the size and structure of compensation. Many times, the management at larger companies, are paid more than management at smaller companies. Therefore, as Glass Lewis states, "***Shareholders need to be satisfied that the peer group is appropriate and not cherry-picked for the purpose of justifying or inflating pay***." Glass Lewis notes that it believes a peer group should range from *"0.5 to 2 times the market capitalization of the Company"*. **Glass Lewis notes that in Office Depot's case, approximately 84.21% of the peer group had more than twice the market capitalization of Office Depot.**

Office Depot Reaction:

- Compensation committee ***IGNORES*** Glass Lewis and continues to compare itself against significantly larger companies for the purpose of compensation.

Conclusion:

- Office Depot's latest compensation peer group consists of 18 companies. Of those 18 companies, 15 of them, or 83.3%, are more than 2 times the market cap of Office Depot. **In fact, the average market capitalization of Office Depot's peers used for the purpose of determining compensation is 11.5 times larger than Office Depot's market capitalization.**

Source: Glass Lewis Proxy Paper, ODP SEC filings. Market Capitalization analysis as of July 10, 2013.

STARBOARD VALUE

Glass Lewis Recommended Shareholders Vote AGAINST Compensation Committee Leadership Each of the Last 4 Years

Glass Lewis' concerns regarding Office Depot's compensation practices is not a new problem

- Glass Lewis has given Office Depot a grade of "F" for four out of the last five years with the only other grade being a "D"
- Further, Glass Lewis has recommended that shareholders vote AGAINST at least the chair of the compensation committee for the last 4 years

Glass Lewis Recommendations:

2009

AGAINST Compensation Committee: Ault (chair), Evans, Bernauer, Hedrick

2010

AGAINST Compensation Committee: Evans (chair)

2011

AGAINST Compensation Committee: Evans (chair)

2012

AGAINST Compensation Committee: Evans (chair), Hedrick and Svider

Glass Lewis - ***"members of [the compensation] committee should be held accountable for this lack of oversight"***

Source: Glass Lewis Proxy Papers

Shareholders Have Also Demonstrated Their Concern with Compensation Practices and Board Structure at Office Depot

- At the 2011 Annual Meeting, the Company had on the ballot, for the first time, a non-binding resolution for shareholders to approve management compensation.
  - Approximately 33% of votes cast did not support the measure.
- As disclosed in the proxy, the Company engaged several of its largest shareholders and the responses focused on matters related to:
  1) The desire that long-term compensation be linked to long-term performance of the Company.
  2) The combined role of the Chairman and CEO.
  3) The membership on the compensation committee of Raymond Svider, a representative of BC Partners.

Source: Glass Lewis Proxy Paper, ODP SEC filings.

STARBOARD VALUE

Office Depot's Board Continues to Also Ignore the Concerns of Its Shareholders Regarding Compensation and Board Structure

<u>Shareholder Concern #1:</u>
The desire that long-term compensation be linked to long-term performance of the Company

→ **<u>FAILED</u>**

- While Office Depot made some cosmetic changes to its 2012 compensation plan, from mostly solely time-vesting awards to the addition of performance based awards, the reality is that the Company did not address shareholder concerns.
- In fact, as Glass Lewis states, *"Based on the information disclosed in the proxy statement, the performance-based RSU and performance-based cash will be subject to a simple performance hurdle (2012 corporate EBIT). If the hurdles is achieved, these awards will be subject two further years of time-vesting. We believe long-term incentives are best structured using performance metrics measured over at least three years. <u>A period of one year does not measure performance in a sufficiently 'long term' manner</u>, nor does it property incentive executives to focus on the long-term fiscal health of the Company."*

<u>Glass Lewis Conclusion:</u>

<u>"[the structure is]…*far from ideal and leads us to question how committed the Compensation Committee truly is to linking equity pay to corporate performance."*</u>

Source: Glass Lewis Proxy Paper, ODP SEC filings

STARBOARD VALUE

Office Depot's Board Continues to Also Ignore the Concerns of Its Shareholders Regarding Compensation and Board Structure

Shareholder Concern #2:
The combined role of the Chairman and CEO → **FAILED**

- After the resignation of the former CEO, Steve Odland, and Mr. Austrian becoming interim CEO and Chairman, Office Depot stated the following in its 2011 proxy:
  - *"in the future, consistent with the Company's Corporate Governance Guidelines* ***it is the Board of Director's intention to separate the positions of Chair and CEO and that the position of Chair shall be held by an independent director on the Board of Directors.****"*
- Yet the reality is that upon assuming the CEO role, Mr. Austrian has continued to serve as Chairman.
- Consolidating the role of CEO and Chairman goes directly against ISS' recommendation especially when less than 2/3 of the Board is considered independent.
- Yet, instead of satisfying shareholder concerns, Office Depot instead claims that a combined CEO and Chairman with an "independent" lead director serves the best interests of its shareholders.
- **The reality however, is that Office Depot's lead director, Scott Hedrick, has been on the Board for 22 years. Given that length of time, we seriously question his true independence.**

ISS Conclusion:

ISS states Office Depot's Board structure is of "HIGH CONCERN"

Continuing to allow Mr. Austrian to serve in the combined CEO and Chairman role, especially without a truly independent lead director, goes directly against the wishes of shareholders and ISS best practices

Source: ISS Proxy Paper, ODP SEC filings

Office Depot's Board Continues to Also Ignore the Concerns of Its Shareholders Regarding Compensation and Board Structure

Shareholder Concern #3:

The membership on the compensation committee of Raymond Svider, a representative of BC Partners → **FAILED**

- Given BC Partners' preferred ownership interest in the Company, Mr. Svider is considered an "affiliate" of the Company.
- Further, BC Partners' preferred interest has substantially different economic interests than Office Depot common shareholders, and therefore, Mr. Svider's economic interests may be different from the interests of common shareholders.
- For this reason, as well as many other, ISS' general policy is that any "affiliate" of the Company should not be on its most important committees – namely, the Compensation, Nominating and Governance, and Audit Committees.
- Yet, despite the concern from both shareholders and ISS that Mr. Svider should not be on the compensation committee, as well as Office Depot's consistent grades of "F" from Glass Lewis on pay-for-performance while Mr. Svider has been a member of the committee, the Board has allowed him to continue to serve on the compensation committee for the last two years.
- **Office Depot has seemingly shrugged off this concern by stating that, "The company chose not to make changes regarding certain matters raised by shareholders… " and that having Mr. Svider on the Compensation committee is "good practice"**

ISS and Glass Lewis Recommendation on Mr. Svider – *AGAINST*

ISS Conclusion:

"The presence of non-independent directors on key committees may diminish a committee's ability to oversee management objectively. Audit, Compensation, and Nominating committees should all be fully independent to ensure effective monitoring of these critical functions."

Source: Glass Lewis and ISS Proxy Papers, ODP SEC filings

We Have Serious Questions About the Lack of Ownership and Long Tenure of the Current Board

- The current Board has an <u>average tenure of 7 years.</u>[1]
- Despite having collectively received millions in Board fees, we note that the current Board members appear to have only personally purchased in aggregate **<u>213,000 shares</u>** in the open market over the last ten years, or just **<u>0.07%</u>** of the total outstanding shares.[1,2]
- **Our Nominees have collectively purchased 87,695 shares of Office Depot common stock since November 2012. In stark contrast, the four incumbent directors we are seeking to replace, who have collectively served on the Board for a combined 34 years and who have collectively reaped millions in Board fees, have only purchased 78,000 shares of Office Depot common stock in the open market in the last ten years.**[2]

Name	Years on Board	Shares Purchased Outright During Tenure	% Total
Nigel Travis	1	35,000	0.01%
Kathleen Mason	7	0	0.00%
Neil Austrian (CEO)	15	100,000	0.03%
Justin Bateman (BC Partners)	4	0	0.00%
Thomas Colligan	4	23,000	0.01%
Marsha Evans	7	5,000	0.00%
Eugene Fife	1	0	0.00%
Scott Hedrick	22	50,000	0.02%
Raymond Svider (BC Partners)	4	0	0.00%
Total	**7 year Average**	**213,000**	**0.07%**

Source: ODP 2013 proxy, SEC Forms 3 and 4, CapitalIQ, Bloomberg
(1) Excludes Brenda Gaines as she will not be standing for re-election post the 2013 annual meeting
(2) Based on Starboard Value's review of public filings. Based on public ownership filings dating back to February 2003

STARBOARD VALUE

We Have Serious Questions Regarding the Track Records of Office Depot's Incumbent Board Members

Marsha Evans:

- As Chair of the Compensation committee for each of the last 3 years, Glass Lewis has recommended that shareholders vote ***AGAINST*** Ms. Evans' continued service on the Board of Office Depot and has questioned whether she should even serve on any other public company board.
- Ms. Evans has served on the Board for 7 years. Over that time:
  - Office Depot's stock price has declined by 88%
  - Revenue has declined by 30%
  - Margins have declined by approximately 400bps
- The overwhelming majority of Ms. Evans' operating experience consists of roles at non-profit companies:
  - From 2009 to 2010, Ms. Evans served as acting commissioner of the LPGA Golf Association
  - From 2002 to 2005, Ms. Evans served as the CEO of the American Red Cross
- Ms. Evans' prior board roles encompass instances of serious lapses in board oversight:
  - Lehman Brothers – Served on Lehman's board and as a member of its risk committee during 2007 and 2008, shortly before the company **DECLARED BANKRUPTCY**
  - Huntsman – underperformed S&P by 16% over the approximately 6 years in which Ms. Evans served on the board
  - Weight Watchers – underperformed S&P by 26% over the 10+ years in which Ms. Evans served on the board

Glass Lewis – "***WE QUESTION HER CONTINUED SERVICE ON ANY PUBLIC COMPANY BOARD***"

Source: Glass Lewis Proxy Papers, CapitalIQ, Bloomberg
Note: Stock price data as of July 19, 2013.

STARBOARD VALUE

We Have Serious Questions Regarding the Track Records of Office Depot's Incumbent Board Members

W. Scott Hedrick:

- Mr. Hedrick has served on the Board for 22 years, since 1991.
- Over his lengthy tenure on the Board, Office Depot deteriorated from one of the leading Office Supply Companies to the worst performing Office Supply Company.(1)
- In fact, since the late 90's, Office Depot has barely grown revenue and its EBITDA has been cut in half, compared to Staples which has tripled revenue and quadrupled EBITDA.
- Over the last 10 years alone, under Mr. Hedrick's watch, Office Depot's stock price has declined by 74%, revenue has declined by 13% and margins have declined by nearly 400bps.
- Mr. Hedrick lacks operational retail experience
  - Mr. Hedrick's primary responsibility since 1979 has been as the founder and general partner of InterWest Partners, a venture capital fund.
  - InterWest provides venture capital to early-stage Healthcare and Information Technology companies.
  - Mr. Hedrick's name no longer appears on InterWest's website and is not listed as a Partner, investment professional or as an advisory committee member.
- Mr. Hedrick's only other public board service in the last 8 years was on the board of a company in which an activist investor became involved:
  - Mr. Hedrick served on the board of Hot Topic, since 2002 prior to its acquisition by Sycamore Partners.
  - **Hot Topic's stock price had declined by 53% over 8 years**, prior to the activist investor's involvement.

Glass Lewis recommended that shareholders vote *AGAINST* Mr. Hedrick at the 2012 annual meeting.

(1) Consists of the three large US office supply companies: Staples, Office Depot and OfficeMax. Performance based on adjusted operating margin.

Source: Glass Lewis Proxy Papers, CapitalIQ, Bloomberg
Note: Stock price data as of July 19, 2013

STARBOARD VALUE

We Have Serious Questions Regarding the Track Records of Office Depot's Incumbent Board Members

Tom Colligan:

- Mr. Colligan serves as the chair of the audit committee of the Board. Glass Lewis recommended a vote ***AGAINST*** his continued service on the Board in 2011 when he was a member of the audit committee, citing **"restatements [which] may signal weak internal accounting expertise, poor internal controls and aggressive financial reporting practices at the Company."**
- Since Mr. Colligan joined the Board in January 2010, the Company's stock price has declined by **36%.**
  - Up until Starboard's involvement became public in September 2012, Office Depot's stock price had declined **63%.**
- Mr. Colligan has no relevant retail operating experience – his background mainly consists of academics and accounting:
  - From July 2007 to June 2010, Mr. Colligan served as Vice Dean of The Wharton School's Aresty Institute of Executive Education, where he was responsible for the non-degree executive education programs.
  - From 2004 to 2007, Mr. Colligan served as a Managing Director at Duke Corporate Education, an education services company, affiliated with Duke University's Fuqua School of Business.
  - From 1969 to 2004, Mr. Colligan worked at PricewaterhouseCoopers, where he was most recently Vice Chairman.
- Mr. Colligan lacks relevant retail board experience and most of his public board experience consists of service on the boards of underperforming companies:
  - From June 2006 to December 2008, Mr. Colligan served on the board of Anesiva, Inc., a biotech company, which eventually filed for Chapter 7 Bankruptcy in January 2010.
  - Since January 2011, Mr. Colligan served on the board of CNH Global NV, a farm machinery manufacturer.
    - During his tenure the company's stock price declined by **10%** and underperformed the S&P500 by **42%.**
  - Since September 2012, Mr. Colligan served on the board of ADT Corporation, a home security and alarm systems provider.
    - During his tenure the company's stock price outperformed the S&P500 by 3%, which can partially be attributed to another activist's involvement only 1 month after Mr. Colligan joined the board.

Source: Glass Lewis Proxy Paper, CapitalIQ, Bloomberg
Note: Stock price data as of July 19, 2013.

We Have Serious Questions Regarding the Track Records of Office Depot's Incumbent Board Members

<u>Eugene Fife:</u>

- Eugene Fife joined the Board on July 24, 2012, pursuant to the terms of the Investor Rights Agreement between Office Depot and BC Partners which provides BC Partners with a contractual right to designate up to three directors on the Board.
- Given BC Partners preferred equity stake and contractual right to three Board seats, Mr. Fife in the past has been considered an "affiliate" of Office Depot and thereby has not qualified as an independent director.
- Mr. Fife continues to serve as a senior advisor to BC Partners according to BC Partners' website.[1]
- On July 11, 2013, Office Depot redeemed approximately half of BC Partners' preferred stock of the Company. Pursuant to the terms of the merger agreement between Office Depot and OfficeMax, Office Depot had agreed to redeem half of BC Partners stake upon obtaining shareholder approval in connection with the OfficeMax Merger. Office Depot shareholders approved the transactions contemplated by the OfficeMax Merger at a special meeting held on July 10, 2013 and accordingly 175,000 shares of preferred stock held by BC Partners were redeemed.
- Following the redemption, BC Partners' reduced stake entitled it contractually to 2 rather than 3 director designees.
- However, instead of identifying a truly independent director to replace Mr. Fife, the current Board decided to re-nominate Mr. Fife under the guise of him being "independent".
- In reality, Mr. Fife is not a truly independent director, and as a senior advisor to BC Partners, we believe he will still be heavily inclined to protect BC Partners' interests above the interests of the common shareholders.
- We also note that the majority of Mr. Fife's operational experience focuses on medical technology companies and financial institutions, and to our knowledge, Mr. Fife has no operational retail experience and has never served on the board of any other public retail company.

(1) Website data as of July 19, 2013.
Source: ODP SEC filings

The Directors We Are Seeking to Replace Lack Operational Retail Experience

All four directors we are seeking to replace lack the necessary operational experience to transform Office Depot.

Name	Relevant Operating Experience[1]	Prior Operating Experience [1]
Thomas Colligan	✗	▪ Formerly Vice Dean of the Wharton School's Aresty Institute of Executive Education from 2007 to 2010 ▪ Managing Director at Duke Corporation Education, affiliated with Duke University's School of Business from 2004 to 2007 ▪ Vice Chairman of PricewaterhouseCoopers LLP from 2001 to 2004
Marsha Evans	✗	▪ Acting Commissioner of the LPGA Golf association from 2009 to 2010 ▪ President and CEO of American Red Cross from 2002 to 2005
Eugene Fife	✗	▪ Currently listed as a senior advisor to BC Partners and formerly one of BC Partners' three representatives on the Board ▪ Founder and Managing Principal of Vawter Capital, an investment arm since 1999 ▪ Formerly interim CEO and President of Eclipsys in 2005, a healthcare information technology company ▪ Formerly a Partner at Goldman Sachs, an investment bank ▪ Not a truly independent director due to his affiliation with BC Partners as a senior advisor
Scott Hedrick	✗	▪ Founder and general partner of InterWest Partners, a venture capital fund since 1979 ▪ Mr. Hedrick's name no longer appears on InterWest's website and is not listed as a Partner, investment professional or as an advisory committee member ▪ Not a truly independent director since he has been on Board for 22 years

(1) Current and prior experience found in Office Depot 2013 Proxy. "Relevant Operating Experience" consists of substantial, relevant operational experience at a retailer outside of Office Depot according to the Company's 2013 proxy, and is based solely on the biographical information found in the Company's 2013 proxy.

STARBOARD VALUE

Our Independent Nominees are More Qualified and Have a Better Plan to Oversee Office Depot for the Benefit of All Shareholders

Starboard Value

Office Depot Is at a Critical Juncture and an Improved Board Is Desperately Needed Now to Improve Performance at the Company

- Under the watch of the current Board, Office Depot's financial performance has deteriorated and significant value has been destroyed:
  - Prior to our involvement, the Company's share price had declined by 87% over the last 5 years and $4.4 billion of enterprise value had been destroyed.
  - From 2007 to 2012, revenue declined by almost $5 billion, or 30%, while G&A expenses actually rose, causing operating margins to plummet.
  - Retail comp sales are declining by 5% per year and sales per square foot have eroded, causing massive market share losses.
  - With only 0.9% operating margins, Office Depot continues to be the worst performing OSS company and one of the worst performing retailers.
- The Board lacks the necessary retail and operating experience to improve the Company and has demonstrated that it is not capable of overseeing Office Depot for the benefit of shareholders.
- Regardless of whether the OfficeMax Merger is consummated, Office Depot needs a truly committed and capable Board with substantial operating and retail experience who can help best position Office Depot to succeed on a stand-alone basis if the OfficeMax Merger is not consummated and be in a position to maximize the long-term synergies with OfficeMax if the OfficeMax Merger is consummated.

New Board members with substantial retail, operating, and turnaround experience are desperately needed to transform Office Depot and put it on the right path for future success regardless of whether the OfficeMax Merger is consummated.

Source: ODP SEC filings, CapitalIQ, Bloomberg

Starboard's Nominees Have Strong Relevant Experience(1)

Cynthia T. Jamison:

- Ms. Jamison is a seasoned, high energy Board member and CFO with over 25 years of experience, providing her with a variety of internal and external strategic perspectives in the retail, consumer products, food, and other industries. She possesses significant crisis CFO experience, using her operational and technical expertise to effect turnaround and growth success in high profile, critical situations. She also has served as a director on 5 boards, including audit committee chair experience at 3 public companies.

CFO Experience:

COSI:

- Led turnaround and rebuilding efforts, including HQ relocation and complete rebuild of finance team, after failed IPO led by previous management
- Re-established credibility with regard to business viability with investor group and Board, leading to a successful, 4x oversubscribed re-IPO
- **COSI's stock price increased 83% during her tenure as CFO**

ISCO International:

- Joined ISCO in August 1999 when its cash position indicated less than one quarter of operating viability and completed an immediate cost containment plan, including 40% RIF
- Factored receivables, enabling operating cash flow through financing and completed private equity funding with syndicate
- **ISCO's stock price increased 474% during her tenure as CFO**

Board Experience:

Tractor Supply Company:

- Ms. Jamison has served on the board of Tractor Supply Company since July 2002, serving as an Audit Committee member for year one adoption of Sarbanes-Oxley and subsequent re-statement for lease accounting
- Led Audit Committee internal investigation into LIFO unexpected charge in January 2009 necessitating quarterly restatements and Controller termination
- Ms. Jamison was elected as Lead Director and Governance Committee Chair in February 2010, overseeing a CEO succession in 2012
- **Since she was elected Lead Director, operating margins at the company have increased 330bps and TSC's stock price has increased 368%**

B&G Foods:

- Ms. Jamison has served on the board of B&G Foods since September 2004, during which time B&G was one of two companies to go public with an "EIS" security offering ("earned income security" – part debt, part equity)
- As Audit Committee Chair, Ms. Jamison has successfully led the company through the consequences of the Lehman Brothers bankruptcy, which was the lead bank in B&G's credit facility, and through employee embezzlement and arrest, involving outside parties and falsified invoices
- **Since she joined the Board of B&G Foods, operating margins have increased by 550bps and B&G's stock price has increased 155%**

(1) Past performance is not indicative of future results

Starboard's Nominees Have Strong Relevant Experience(1)

Robert L. Nardelli:

- Mr. Nardelli is widely recognized as one of the best operating executives in the United States, having grown sales and profits of several businesses for nearly 30 years at General Electric Co., doubling the size of The Home Depot as CEO, then saving Chrysler and its iconic brands when the American auto industry began to collapse in 2008.

General Electric

- In 1995, Mr. Nardelli became President and CEO of GE Power Systems and Senior Vice President and a member of the Corporate Executive Council of GE, after having been President and CEO of GE Transportation Systems since 1993.
- **Over the next five years, GE Power Systems' revenues doubled, while operating profit quadrupled.**

The Home Depot

- In 2000 Mr. Nardelli was named Chairman, President and CEO of The Home Depot, which at the time was a $45 billion decentralized company with little ability to leverage its size.
- Mr. Nardelli moved quickly to create an information and supply-chain infrastructure that, along with other operational and growth enhancements, generated over 20% average annual earnings growth over the next six years. Restructured finance department to reduce costs and hired new general counsel.
- Under Mr. Nardelli's leadership, **Home Depot's revenues grew from $45 billion to $91 billion, while net earnings more than doubled from $2.5 billion to $5.7 billion.** The company also added more than 1,000 new stores and more than 135,000 jobs, soon becoming the world's second-largest retailer.

Chrysler LLC

- In 2007, Cerberus Capital Management, a global private equity and distressed-investment firm, named Mr. Nardelli Chairman and CEO of Chrysler, having acquired the Big Three auto company from German owner DaimlerChrysler.
- By late 2007, Mr. Nardelli recognized the early signs of the looming global financial crisis and was the first Big Three CEO to predict significantly lower new car sales for 2008 and beyond.
- Mr. Nardelli and his team quickly reduced Chrysler's footprint in advance of the downturn, while simultaneously accelerating new-product development. At the same time, Mr. Nardelli and his team laid the groundwork for a partnership with Fiat.
- Industry analysts and Fiat itself would later say these bold moves saved Chrysler from extinction and allowed it to emerge from it's restructuring in record time with a new product line intact and a distribution network that would make it a truly global player in the automotive industry. The new products introduced by Mr. Nardelli and his team are the best selling brands at Chrysler today.

(1) Past performance is not indicative of future results

Starboard's Nominees Have Strong Relevant Experience(1)

Jeffrey C. Smith

- Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value, the largest shareholder of Office Depot. As Chief Investment Officer of Starboard Value, Mr. Smith has significant experience evaluating companies from a financial, operational, and strategic perspective to identify inefficiencies and the resulting opportunities for value creation.
- Mr. Smith's extensive experience in a variety of industries together with his management experience in a variety of roles enable him to provide Office Depot with valuable financial and executive insights and make him well qualified to sit on Office Depot's Board.
- Currently, Mr. Smith serves on the Board of Directors of Regis Corporation, an operator and franchiser of hair and retail product salons. Highlights include:
  - As a director of Regis, since October 2011, Mr. Smith has overseen the sale of non-core assets, a reduction in expenses and an improvement in corporate governance.
- Mr. Smith has extensive public board experience having also previously served as the Chairman of the Board of Phoenix Technologies Ltd., and having also served as a director of Actel Corporation, Kensey Nash Corp, S1 Corporation, Surmodics Inc and Zoran Corp.
  - As a director of Actel, Mr. Smith oversaw a significant reduction in R&D and SG&A expenses and helped to institute stringent financial discipline around new investments based on return on invested capital guidelines. This resulted in dramatic improvements in profitability from operating margins of -1.1% when Mr. Smith joined the board to analyst projections of approximately 20% prior to the sale of the company. On October 4, 2010, Actel announced the sale to Microsemi Corporation for $20.88 per share, an increase of 146% in a year and a half from when Mr. Smith joined the board.
  - As the Chairman of Phoenix Technologies, Mr. Smith oversaw the exit and sale of non-core money losing businesses and re-focused the Company on its core BIOS product. This resulted in an increase in operating margins from -36% to analyst expectations of approximately 20% when the company was sold to Marlin Equity Partners in November 2010, a 50% increase for stockholders in only one year.
  - As a director of Surmodics, Mr. Smith oversaw the sale of the Company's non-core and money losing pharmaceuticals business and helped to oversee a drastic reduction in operating expenses while successfully growing the core business. This resulted in operating margins improving from -4.6% when Mr. Smith joined the Board to over 30% and the stock rising by approximately 65% in the year and a half that Mr. Smith was on the Board.
- Mr. Smith served as a member of the Management Committee for Register.com, which provides internet domain name registration services.
- We believe that the Board will benefit greatly by having a representative of a significant shareholder serve on the Board.

(1) Past performance is not indicative of future results

STARBOARD VALUE

Starboard's Nominees Have Strong Relevant Experience(1)

Joseph S. Vassalluzzo:

- Mr. Vassalluzzo has substantial operating experience in high-profile retail and real estate executive positions, providing him with the skill set, acumen and professional management to facilitate and enable an organization to perform in the present and profitably grow in the future. This unique combination of skills and experience make him an extremely valuable and viable asset and addition to any company's board.

Staples:

- Mr. Vassalluzzo has held numerous very senior level executive positions, finally ascending to Vice Chairman with Staples, Inc.
- During his tenure from 1989 to 2005, Staples exhibited phenomenal growth from almost every perspective, including **annual sales increasing exponentially from $182 million in 1989 to $14.5 billion in 2005, with total shareholder returns during this period exceeding 2,500%, outperforming the S&P 500 by more than 2,000%.**
- Total store growth, which was one of his primary responsibilities, increased from approximately 30 in 1989 to over 1,500 stores in 2005, creating over 90,000 jobs as a result.

Federal Realty Investment Trust:

- Chairman of the board and member of the Compensation and Nominating and Governance committees of Federal Realty Investment Trust, considered one of the most successful retail and shopping center REITs
- **Since Mr. Vassalluzzo became Chairman in 2006, operating margins have nearly doubled from 22% to 42% and total shareholder returns for FRT have totaled 101%**

Lifetime Fitness:

- Lead Director and Chairman of the Compensation Committee of Lifetime Fitness, Inc., the largest publicly trade health club company in the U.S. and one of the largest in the world.
- Since Mr. Vassalluzzo joined the board in 2006, the number of facilities operated have increased from approximately 60 in 2006 to over 105 in 2012 while increasing cash flow from operations from $126 million in 2006 to $256 million in 2012
- **LTM's stock price has increased 67% since Mr. Vassalluzzo became Lead Director in 2008**

Commerce Bancorp:

- Formerly a member of the board of Commerce Bancorp and Chairman of its Special and Real Estate Committees.
- Mr. Vassalluzzo joined Commerce in 2005 and continued in his roles until the bank was sold to Toronto-Dominion Bank in 2008.
- **During Mr. Vassalluzzo's tenure on the Board, total shareholder returns were 38%**

(1) Past performance is not indicative of future results

STARBOARD VALUE

Our Nominees Are More Qualified than the Incumbent Board to Maximize Value for Shareholders

Name	Experience	Name	Experience
Joe Vassalluzzo	▪ Former Vice Chairman of Staples, the largest Office Supply Company in the world ▪ Global responsibility for all real estate activities including but not limited to; the development and management of all retail stores, distribution, office and warehouse centers ▪ Negotiated the majority of Staples' M&A transactions	Marsha Evans	▪ Majority of operating experience consists of roles at non-profit companies ▪ Former Commissioner of the LPGA Golf Association ▪ Former CEO of the American Red Cross ▪ Served on Board of Lehman Brothers as member of risk committee which declared bankruptcy during her tenure
Robert Nardelli	▪ Former CEO of Chrysler, Home Depot, and GE Power Systems and Transportation Systems ▪ During his tenure as CEO, Home Depot's revenues and net earnings doubled[(1)] ▪ Former Board member of Coca-Cola Company	Scott Hedrick	▪ Primary responsibility since 1979 has been founder and general partner of InterWest Partners, a venture capital fund ▪ Served on Board of ODP for 22 years, and over the last 10 years, the Company's stock price has declined by 74%
Cynthia Jamison	▪ Lead director of Tractor Supply Company and former Chair of Audit ▪ Former CFO and COO of a number of highly successful turnarounds including AquaSpy, eMac, a joint venture between McDonald's Corporation and KKR, and Cosi	Tom Colligan	▪ Background is in academics and accounting ▪ Formerly Vice Dean of the Wharton School's Aresty Institute of Executive Education and Managing Director at Duke Corporate Education ▪ Former Partner at PricewaterhouseCoopers ▪ No other relevant retail board experience
Jeffrey Smith	▪ Co-Founder and CEO of Starboard Value, the largest shareholder of Office Depot owning 14.6% of the Company ▪ Board member of a number of highly successful operational turnarounds that have created substantial value for shareholders	Eugene Fife	▪ Currently a senior advisor to BC Partners and is therefore not a truly independent director ▪ Managing Partner at Vawter Capital, a venture capital firm ▪ Former Partner at Goldman Sachs ▪ No other retail Board experience

We believe the choice of nominees is clear. Starboard's nominees are more qualified and better suited to oversee Office Depot for the benefit of all shareholders.

Source: ODP SEC filings, CapitalIQ, Bloomberg
(1) Past performance is not indicative of future results

STARBOARD VALUE

Our Nominees Have a Better Plan to Create Value

- As stated earlier in the presentation, we have been working with one of the world's leading and most successful restructuring firms for the past nine months to develop a comprehensive plan to successfully transform Office Depot.
- We separately filed a 100+ page White Paper Presentation, entitled "Transforming Office Depot: A Plan for Renewal and Reinvigoration," with the SEC on August 2, 2013. This White Paper Presentation details our plan on how to dramatically improve the operating margins in Office Depot and transform the business.
- Our White Paper Presentation focuses on the following areas:

  - G&A
  - Advertising
  - Yield
  - Services
  - Distribution
  - Sourcing
  - SKU's
  - SMB Mix
  - Real Estate
  - Website
  - Engagement Model
  - Category Extensions

STARBOARD VALUE

Our Nominees Have a Better Plan to Create Value

In total, we believe our plan for Office Depot will improve operating margins from 0.9% to 7.3%, while providing Office Depot with a plan to successfully transform the future of the Company.

Annual EBIT Run Rate After Full Implementation



Efficiency & Effectiveness Initiatives
Growth Strategy
$1,200
$1,000
$800
$600
$400
$200
$0
96
0.9% Margin
215
95
122
33
38
89
43
27
317
1075
299
776
7.3% Margin
Base EBIT
G&A
Advertising
Distribution
SKU/Supplier Rationalization
Direct Sourcing
New Engagement Model
Omni-Channel
Loyalty
Services / Category Extensions
Total EBIT
Risk Adjustment
Risk Adjusted EBIT

STARBOARD VALUE

Our Nominees Can Help Drive an Even Greater Upside in a Merger with OfficeMax

- Office Depot and OfficeMax have publicly stated they project synergies of $400 million to $600 million over three years, excluding any synergies related to store closures.
- However, we believe that the synergies from the combination of Office Depot and OfficeMax could be substantially higher given the opportunities in Cost of Goods Sold, Advertising, and Corporate G&A.
- We believe that synergies, excluding store closures, with a properly executed thoughtful plan could amount to between $500 million and $700 million within the first two years alone.
- Including synergies related to store closures as well as improved long-term execution, we believe the potential for margin improvement is significantly higher.

($ in millions)

	ODP	OMX	ODP / OMX	Synergies	As % revenue	
Revenue	$10,696	$6,920	$17,616			
COGS	8,178	5,136	13,313	$150-$200	0.8%-1.1%	Buying/Sourcing/SKU rationalization/Yield improvements Analysts estimate that SPLS achieved 0.9% improvement in CXP merger
Gross Profit	2,519	1,785	4,303			
Gross Margin	23.5%	25.8%	24.4%	25.3%-25.6%		
Advertising	402	212	614	150-200	0.8%-1.1%	Eliminate excess and overlap spend, change mix to higher ROI spend SPLS at only 2.2% advertising as a percentage of revenue
Advertising as % revenue	3.8%	3.1%	3.5%	2.4%-2.6%		
Total G&A ex Advertising	2,019	1,434	3,453	200-300	1.1%-1.7%	Starboard estimates that ODP N.A. Corporate overhead alone is close to $300 million (excluding International overhead and overhead for N.A. Divisions) Analysts estimate that SPLS achieved 0.8% reduction on CXP where there is less overlap
North America Corporate Overhead (est)	284	NA				
Estimated Synergies excluding Store Closures				**$500-$700**		

- Over the longer term, after taking into account store closures and improved execution, we believe total synergies could amount to well over $700 million.

(1) Gross margins for Office Depot are adjusted to be more similar to OfficeMax's calculations and include shipping and handling expenses per the 2012 10-K and an estimate for other product related costs of $18 million, which equals the other product related costs from 2011 according to ODP's November 2012 investor presentation.

STARBOARD VALUE

Appendix

- Director Nominees
  - Cynthia T. Jamison
  - Robert L. Nardelli
  - Jeffrey C. Smith
  - Joseph S. Vassalluzzo

Cynthia T. Jamison

- Ms. Jamison currently serves on the board of directors of Tractor Supply Company, where she is currently lead director and has served as the chair of several committees since joining the board in 2002. Ms. Jamison has also served as a director of B&G Foods, Inc., since 2004. Previously, Ms. Jamison served on the boards of directors of Cellu Tissue Holdings, Inc. and Horizon Organic Holding Corp. before both companies were sold at high premiums to their market prices.[1] As part of her role as a partner with Tatum LLC, an executive services firm, Ms. Jamison has been the Chief Financial Officer or Chief Operating Officer of several publicly and privately held companies, including AquaSpy, Inc., eMac, Inc, a joint venture between McDonald's Corporation and KKR & Co. L.P., and Cosi, Inc. Prior to joining Tatum, Ms. Jamison served as Chief Financial Officer of Chart House Enterprises and held various positions at Allied Domecq Retailing USA, Kraft General Foods, and Arthur Andersen LLP. Ms. Jamison's experience in handling financial and technical turnaround challenges together with her high level, strategic insight at the governance level, make her an excellent candidate for the Board.

(1) Past performance is not indicative of future results

Robert L. Nardelli

- Mr. Nardelli is the founder and Chief Executive Officer of XLR- 8, LLC, Investment & Advisory Co., an investment and consulting company, he established in 2012. Commencing in 2007, Mr. Nardelli has served in several capacities at Cerberus Capital Management, L.P., a private investment firm, including as an Interim CEO of several of its portfolio companies and as the CEO of Cerberus Operations & Advisory Company, LLC, and is currently the Senior Advisor to Steve Feinberg, Cerberus' founder. In 2007, Cerberus named Mr. Nardelli to the role of Chairman and CEO of Chrysler LLC, the automaker, which he held until 2009, at which time he returned to Cerberus. While at Chrysler, Mr. Nardelli implemented several strategic moves that analysts say helped the firm emerge from restructuring. Mr. Nardelli was also the CEO and Chairman of The Home Depot, Inc., the home improvement retailer, from 2000 through 2006, where he also served as a director. During Mr. Nardelli's tenure, Home Depot's revenues and net earnings doubled, 1,000 new stores were opened and 135,000 new jobs were added.(1) From 2002 until 2005, Mr. Nardelli served on the Board of Directors of The Coca- Cola Company. He also held several senior executive posts at General Electric Company during the period from 1971 to 2000, except from 1988 – 1992, when he took leave of GE to become Senior Vice President and General Manager of the Case Construction Equipment global company. While at GE, Mr. Nardelli was the Chief Executive Officer of two of its major companies, GE Power Systems and GE Transportation Systems. He earned an MBA from the University of Louisville in 1975 and a Bachelor of Science degree in business from Western Illinois University in 1971. His 40- plus years of global operating experience, financial expertise, consistent performance and an impressive track record serving on the boards of directors of public companies, will make him a valuable addition to the Board.

(1) Past performance is not indicative of future results

Jeffrey C. Smith

- Mr. Smith is co- Founder, Chief Executive Officer and Chief Investment Officer of Starboard Value LP, a New York- based investment firm that is the largest stockholder of Office Depot. Mr. Smith has extensive public company board experience. Currently, he serves on the board of directors of Regis Corporation and Quantum Corporation. Previously, he was the Chairman of the Board of Phoenix Technologies Ltd. until its sale to Marlin Equity Partners, and served on the boards of directors of Zoran Corporation until its sale to CSR plc, Actel Corporation until its sale to Microsemi Corporation, S1 Corporation, Kensey Nash Corp. and SurModics Inc. Mr. Smith also served as a member of the Management Committee for Register.com. In addition to extensive public board experience, Mr. Smith has significant experience evaluating companies from a financial, operational, and strategic perspective to identify inefficiencies and the resulting opportunities for value creation. Mr. Smith's extensive public board experience and experience in a variety of industries together with his management experience in a variety of roles will enable him to provide invaluable oversight to the Company's Board.

STARBOARD VALUE

Joseph S. Vassalluzzo

- Mr. Vassalluzzo currently serves as a director on a number of public company boards, including Federal Realty Investment Trust, where he is Non- Executive Chairman of the Board, and Life Time Fitness, where he is Lead Director and Chairman of the Compensation Committee. Mr. Vassalluzzo also operates a retail consulting business and served as a director and Chairman of the Nominating Committee of iParty Corp until its sale to Party City Holdings Inc. in May 2013. Previously, among other roles, Mr. Vassalluzzo was employed by Staples, Inc., from 1989 until 2005, most recently as Vice Chairman, where he had world- wide responsibility for all of Staples' real estate activities, including, but not limited to: the development and management of all retail stores; distribution; office and warehouse centers; all engineering, construction and design activities; and facilities management. In addition, Mr. Vassalluzzo was responsible for the legal department's activities and negotiated the majority of Staples M&A transactions. Mr. Vassalluzzo's managerial and industry knowledge, as well as his extensive service on public company boards, make him an excellent candidate for the Board.

THIS PRESENTATION IS FOR DISCUSSION AND GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF STARBOARD VALUE LP ("STARBOARD VALUE"), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO OFFICE DEPOT, INC. (THE "ISSUER"). CERTAIN FINANCIAL INFORMATION AND DATA USED HEREIN HAVE BEEN DERIVED OR OBTAINED FROM PUBLIC FILINGS, INCLUDING FILINGS MADE BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND OTHER SOURCES.

STARBOARD VALUE HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS ADDRESSED IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES. YOU SHOULD BE AWARE THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS.

THERE IS NO ASSURANCE OR GUARANTEE WITH RESPECT TO THE PRICES AT WHICH ANY SECURITIES OF THE ISSUER WILL TRADE, AND SUCH SECURITIES MAY NOT TRADE AT PRICES THAT MAY BE IMPLIED HEREIN. THE ESTIMATES, PROJECTIONS AND PRO FORMA INFORMATION SET FORTH HEREIN ARE BASED ON ASSUMPTIONS WHICH STARBOARD VALUE BELIEVES TO BE REASONABLE, BUT THERE CAN BE NO ASSURANCE OR GUARANTEE THAT ACTUAL RESULTS OR PERFORMANCE OF THE ISSUER WILL NOT DIFFER, AND SUCH DIFFERENCES MAY BE MATERIAL. THIS PRESENTATION DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY.

STARBOARD VALUE RESERVES THE RIGHT TO CHANGE ANY OF ITS OPINIONS EXPRESSED HEREIN AT ANY TIME AS IT DEEMS APPROPRIATE. STARBOARD VALUE DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

UNDER NO CIRCUMSTANCES IS THIS PRESENTATION TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY.